UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-00649

Fidelity Puritan Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2021

Item 1.

Reports to Stockholders

Fidelity® Balanced Fund

Annual Report

August 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® Balanced Fund	24.83%	14.49%	12.27%
Class K	24.92%	14.58%	12.37%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Balanced Fund, a class of the fund, on August 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$31,802	Fidelity® Balanced Fund
$45,424	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 31.17% for the 12 months ending August 31, 2021, as U.S. equities continued a historic rebound following a steep but brief decline due to the early-2020 outbreak and spread of COVID-19. The rally slowed in September 2020, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as uncertainty about the election. But as the calendar turned, investors grew hopeful. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. As part of the “reopening” theme, investors favored cheap smaller companies that stood to benefit from a broad cyclical recovery. A flattish May reflected concerns about inflation and jobs, but the uptrend resumed through August, driven by corporate earnings. Notably, this leg saw momentum shift back to large growth, as easing rates and a hawkish Fed stymied the reflation trade. By sector, financials and energy led the way for the full year, whereas the consumer segments notably lagged. Turning to fixed income, U.S. taxable investment-grade bonds posted a modest decline for the 12 months, hampered by markedly higher interest rates. The Bloomberg U.S. Aggregate Bond Index returned -0.08%. Meanwhile, strong fundamentals bolstered high-yield bonds, up 10.26%, as per the ICE BofA® US High Yield Constrained Index.

Comments from Co-Portfolio Manager Robert Stansky:  For the fiscal year ending August 31, 2021, the fund’s share classes gained roughly 25%, well ahead of the 17.92% advance of the Fidelity Balanced Hybrid Composite Index℠. The decision to overweight stocks and underweight bonds contributed significantly to the fund’s outperformance of the Composite index. Security selection in the equity subportfolio also provided a boost, as did picks in the investment-grade bond sleeve to a lesser extent. The fund’s stock investments gained 36.24% the past 12 months, well ahead of the 31.17% advance of the S&P 500. Choices in the information technology, materials, communication services and financials sectors boosted the subportfolio’s relative result most. At the stock level, the top relative contributor was Capital One Financial, which gained about 143% in the subportfolio. We reduced this position. Conversely, a non-benchmark stake in Sunrun was the subportfolio’s largest relative detractor, returning roughly -30%. We significantly increased this position. The investment-grade bond central fund gained 2.01%, compared with -0.08% for the Bloomberg U.S. Aggregate Bond Index. Our decision to overweight corporate bonds added value, as credit spreads tightened for the 12 months, as did our picks among corporate bonds. Underweighting mortgage-backed securities (MBS), which offered little value for most of the period, also aided the fund’s relative result. On the other hand, positioning along the yield curve detracted somewhat, especially overweighting 30-year U.S. Treasury bonds. Sector allocation among the bonds of industrial firms also set us back to a degree, but our picks in this segment made up for this shortfall and then some.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

Top Five Stocks as of August 31, 2021

% of fund's net assets
Microsoft Corp.	4.4
Apple, Inc.	3.1
Amazon.com, Inc.	2.6
Facebook, Inc. Class A	2.0
Alphabet, Inc. Class A	1.8
13.9

Top Five Bond Issuers as of August 31, 2021

(with maturities greater than one year)	% of fund's net assets
U.S. Treasury Obligations	6.9
Uniform Mortgage Backed Securities	2.3
Freddie Mac	1.9
Ginnie Mae	1.6
Fannie Mae	1.3
14.0

Top Five Market Sectors as of August 31, 2021

% of fund's net assets
Information Technology	18.0
Financials	13.3
Health Care	9.7
Communication Services	8.9
Consumer Discretionary	8.5

Asset Allocation (% of fund's net assets)

As of August 31, 2021*
Stocks and Equity Futures	71.8%
Bonds	28.3%
Convertible Securities	0.2%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)**	(0.4)%

 * Foreign investments - 8.8%

 ** Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Percentages are adjusted for the effect of futures contracts and swaps, if applicable.

Schedule of Investments August 31, 2021

Showing Percentage of Net Assets

Common Stocks - 70.4%
	Shares	Value (000s)
COMMUNICATION SERVICES - 8.1%
Entertainment - 1.5%
Activision Blizzard, Inc.	1,051,179	$86,586
Electronic Arts, Inc.	309,593	44,956
Live Nation Entertainment, Inc. (a)	212,672	18,439
Marcus Corp. (a)(b)	107,141	1,671
Netflix, Inc. (a)	395,548	225,142
Sea Ltd. ADR (a)	21,389	7,236
Square Enix Holdings Co. Ltd.	108,007	6,293
The Walt Disney Co. (a)	1,690,657	306,516
		696,839
Interactive Media & Services - 5.8%
Alphabet, Inc.:
Class A (a)	289,775	838,594
Class C (a)	280,607	816,353
Facebook, Inc. Class A (a)	2,549,680	967,298
Snap, Inc. Class A (a)	485,971	36,987
Tencent Holdings Ltd.	225,341	13,918
Tongdao Liepin Group (a)	11,733,192	20,789
Twitter, Inc. (a)	761,130	49,093
Vimeo, Inc. (a)	243,626	9,287
Z Holdings Corp.	1,678,993	10,942
Zoominfo Technologies, Inc. (a)	359,138	23,412
		2,786,673
Media - 0.5%
Altice U.S.A., Inc. Class A (a)	246,747	6,771
Comcast Corp. Class A	3,689,504	223,879
ViacomCBS, Inc. Class B	582,512	24,145
		254,795
Wireless Telecommunication Services - 0.3%
T-Mobile U.S., Inc. (a)	921,126	126,213

TOTAL COMMUNICATION SERVICES		3,864,520

CONSUMER DISCRETIONARY - 8.2%
Automobiles - 0.8%
Ferrari NV	133,303	28,980
Lucid Motors, Inc. (c)	359,755	7,181
Tesla, Inc. (a)	452,007	332,551
		368,712
Distributors - 0.1%
LKQ Corp. (a)	1,311,529	69,104
Hotels, Restaurants & Leisure - 1.3%
Airbnb, Inc. Class A	311,776	48,322
Booking Holdings, Inc. (a)	62,069	142,738
Boyd Gaming Corp. (a)	468,176	28,732
Caesars Entertainment, Inc. (a)	467,456	47,508
Churchill Downs, Inc.	260,639	54,865
Compass Group PLC (a)	2,648,844	54,725
Domino's Pizza, Inc.	33,439	17,284
MakeMyTrip Ltd. (a)	537,580	13,880
Marriott International, Inc. Class A (a)	864,740	116,861
McDonald's Corp.	359,067	85,264
Penn National Gaming, Inc. (a)	104,162	8,448
		618,627
Household Durables - 0.5%
GoPro, Inc. Class A (a)	1,789,585	17,842
Leggett & Platt, Inc.	915,369	44,295
Lennar Corp. Class A	1,061,084	113,865
Mohawk Industries, Inc. (a)	202,269	40,001
Tempur Sealy International, Inc.	890,217	39,793
		255,796
Internet & Direct Marketing Retail - 3.2%
Amazon.com, Inc. (a)	354,824	1,231,520
Chewy, Inc. (a)(b)	123,910	10,919
Coupang, Inc. Class A (a)	265,714	7,961
Deliveroo PLC	1,420,000	6,462
Deliveroo PLC Class A (a)(d)	2,304,832	11,040
eBay, Inc.	1,606,092	123,252
Farfetch Ltd. Class A (a)	763,376	31,955
Kogan.Com Ltd. (b)	181,971	1,516
Porch Group, Inc. Class A (a)	3,158,114	63,162
Shop Apotheke Europe NV (a)(d)	44,013	7,842
THG PLC	1,638,551	13,866
ZOZO, Inc.	135,583	5,170
		1,514,665
Leisure Products - 0.1%
Mattel, Inc. (a)	1,317,417	28,127
Multiline Retail - 0.2%
Dollar Tree, Inc. (a)	783,960	70,980
Nordstrom, Inc. (a)	831,028	23,776
		94,756
Specialty Retail - 1.5%
Auto1 Group SE (d)	442,345	19,247
Burlington Stores, Inc. (a)	93,810	28,095
Industria de Diseno Textil SA	1,600,495	54,675
Lowe's Companies, Inc.	1,532,313	312,423
The Home Depot, Inc.	529,183	172,609
TJX Companies, Inc.	1,854,091	134,829
		721,878
Textiles, Apparel & Luxury Goods - 0.5%
Capri Holdings Ltd. (a)	327,866	18,528
LVMH Moet Hennessy Louis Vuitton SE	56,316	41,719
NIKE, Inc. Class B	550,462	90,683
PVH Corp. (a)	334,085	35,009
Tapestry, Inc.	1,903,794	76,761
		262,700

TOTAL CONSUMER DISCRETIONARY		3,934,365

CONSUMER STAPLES - 4.2%
Beverages - 1.3%
Constellation Brands, Inc. Class A (sub. vtg.)	240,033	50,681
Keurig Dr. Pepper, Inc.	854,116	30,466
Monster Beverage Corp. (a)	888,636	86,704
PepsiCo, Inc.	1,347,819	210,785
Pernod Ricard SA	185,268	38,927
The Coca-Cola Co.	4,038,344	227,399
		644,962
Food & Staples Retailing - 1.3%
BJ's Wholesale Club Holdings, Inc. (a)	1,031,740	58,458
Costco Wholesale Corp.	473,431	215,643
U.S. Foods Holding Corp. (a)	1,833,384	62,335
Walgreens Boots Alliance, Inc.	854,517	43,367
Walmart, Inc.	1,398,679	207,144
Zur Rose Group AG (a)	28,702	12,349
		599,296
Food Products - 0.4%
Bunge Ltd.	120,176	9,099
Darling Ingredients, Inc. (a)	217,108	16,175
Freshpet, Inc. (a)	69,274	8,877
Hotel Chocolat Group Ltd. (a)	210,293	1,084
Lamb Weston Holdings, Inc.	610,351	39,764
Mondelez International, Inc.	1,856,753	115,249
Oatly Group AB ADR (a)	231,300	4,214
		194,462
Household Products - 0.7%
Procter & Gamble Co.	2,464,201	350,878
Personal Products - 0.3%
Estee Lauder Companies, Inc. Class A	298,632	101,681
Herbalife Nutrition Ltd. (a)	272,807	14,006
The Honest Co., Inc. (b)	408,493	4,158
		119,845
Tobacco - 0.2%
Altria Group, Inc.	1,835,638	92,204
Philip Morris International, Inc.	139,150	14,332
		106,536

TOTAL CONSUMER STAPLES		2,015,979

ENERGY - 2.2%
Energy Equipment & Services - 0.2%
Baker Hughes Co. Class A	1,341,903	30,569
Halliburton Co.	1,834,411	36,652
Oceaneering International, Inc. (a)	926,460	11,395
Subsea 7 SA	1,292,546	9,845
		88,461
Oil, Gas & Consumable Fuels - 2.0%
Africa Oil Corp. (a)	12,305,211	16,581
Canadian Natural Resources Ltd.	2,302,974	76,209
Cheniere Energy, Inc.	365,028	31,925
Chevron Corp.	190,742	18,458
ConocoPhillips Co.	350,809	19,480
Enterprise Products Partners LP	598,011	13,312
Exxon Mobil Corp.	6,287,478	342,793
Harbour Energy PLC (a)	2,322,901	11,389
Hess Corp.	1,388,426	95,454
Imperial Oil Ltd. (b)	808,760	21,404
Marathon Petroleum Corp.	112,781	6,685
MEG Energy Corp. (a)	8,307,276	52,939
Murphy Oil Corp.	930,793	19,789
Phillips 66 Co.	824,397	58,606
Range Resources Corp. (a)	17,674	258
Reliance Industries Ltd.	136,420	3,024
Reliance Industries Ltd.	3,971,587	122,938
Reliance Industries Ltd. sponsored GDR (d)	556,804	34,438
Tourmaline Oil Corp.	820,875	21,952
Valero Energy Corp.	392,724	26,042
		993,676

TOTAL ENERGY		1,082,137

FINANCIALS - 8.2%
Banks - 3.3%
Bank of America Corp.	9,025,803	376,827
BNP Paribas SA	362,964	22,994
Citigroup, Inc.	680,793	48,956
Citizens Financial Group, Inc.	1,326,061	58,068
Comerica, Inc.	430,584	31,824
EFG Eurobank Ergasias SA (a)	30,668,371	29,223
First Horizon National Corp.	1,121,856	18,387
JPMorgan Chase & Co.	1,312,662	209,960
M&T Bank Corp.	386,761	54,150
NatWest Group PLC	2,781,067	8,148
Piraeus Financial Holdings SA (a)	5,063,528	8,550
PNC Financial Services Group, Inc.	767,496	146,668
Signature Bank	92,956	24,106
Societe Generale Series A	1,595,073	50,204
Standard Chartered PLC (United Kingdom)	3,731,806	23,334
Starling Bank Ltd. Series D (a)(e)	5,092,112	9,062
UniCredit SpA	1,864,250	23,262
Wells Fargo & Co.	8,944,866	408,780
		1,552,503
Capital Markets - 1.9%
Bank of New York Mellon Corp.	4,707,183	259,931
BlackRock, Inc. Class A	187,330	176,707
Cboe Global Markets, Inc.	281,809	35,550
Goldman Sachs Group, Inc.	190,329	78,703
Intercontinental Exchange, Inc.	186,627	22,308
Morgan Stanley	2,009,393	209,841
State Street Corp.	716,221	66,544
StepStone Group, Inc. Class A	1,085,539	51,965
Virtu Financial, Inc. Class A	926,258	22,675
		924,224
Consumer Finance - 1.4%
American Express Co.	1,120,285	185,922
Capital One Financial Corp.	2,107,541	349,789
OneMain Holdings, Inc.	1,866,154	107,920
Shriram Transport Finance Co. Ltd.	771,841	14,312
		657,943
Diversified Financial Services - 0.5%
Ant International Co. Ltd. Class C (a)(c)(e)	4,971,128	12,428
Berkshire Hathaway, Inc.:
Class A (a)	87	37,401
Class B (a)	530,005	151,460
Cazoo Group Ltd. (c)	387,545	2,968
Jumo World Ltd. (e)	1,163	8,741
Voya Financial, Inc.	434,420	28,229
		241,227
Insurance - 1.1%
AIA Group Ltd.	1,141,554	13,631
American International Group, Inc.	1,261,398	68,822
Arthur J. Gallagher & Co.	391,468	56,223
Hartford Financial Services Group, Inc.	1,527,632	102,687
Marsh & McLennan Companies, Inc.	405,185	63,695
Prudential PLC (a)	599,444	12,489
The Travelers Companies, Inc.	1,034,963	165,294
Willis Towers Watson PLC	260,056	57,400
		540,241

TOTAL FINANCIALS		3,916,138

HEALTH CARE - 9.2%
Biotechnology - 1.0%
Amgen, Inc.	595,943	134,403
Argenx SE ADR (a)	108,373	35,874
Blueprint Medicines Corp. (a)	207,130	19,319
Horizon Therapeutics PLC (a)	1,307,770	141,357
Regeneron Pharmaceuticals, Inc. (a)	202,215	136,172
		467,125
Health Care Equipment & Supplies - 2.8%
Abbott Laboratories	2,469,909	312,122
Boston Scientific Corp. (a)	4,896,251	221,066
DexCom, Inc. (a)	162,400	85,978
Envista Holdings Corp. (a)	1,604,603	68,661
Intuitive Surgical, Inc. (a)	193,344	203,700
ResMed, Inc.	218,909	63,600
Siemens Healthineers AG (d)	1,558,065	108,357
Stryker Corp.	978,895	271,252
		1,334,736
Health Care Providers & Services - 2.3%
AmerisourceBergen Corp.	894,400	109,305
dentalcorp Holdings Ltd. (a)	1,005,006	12,697
Guardant Health, Inc. (a)	104,441	13,292
HCA Holdings, Inc.	761,844	192,731
Humana, Inc.	367,745	149,091
Option Care Health, Inc. (a)	2,226,808	59,567
Surgery Partners, Inc. (a)	1,913,334	94,136
UnitedHealth Group, Inc.	1,159,344	482,600
		1,113,419
Health Care Technology - 0.1%
Health Catalyst, Inc. (a)	864,290	47,199
Life Sciences Tools & Services - 0.8%
Avantor, Inc. (a)	550,288	21,703
Thermo Fisher Scientific, Inc.	667,985	370,698
		392,401
Pharmaceuticals - 2.2%
AstraZeneca PLC sponsored ADR	1,492,065	86,958
Bristol-Myers Squibb Co.	3,210,901	214,681
Eli Lilly & Co.	1,044,887	269,884
Roche Holding AG (participation certificate)	219,490	88,137
Royalty Pharma PLC	2,194,849	84,831
UCB SA	847,774	96,978
Zoetis, Inc. Class A	987,182	201,938
		1,043,407

TOTAL HEALTH CARE		4,398,287

INDUSTRIALS - 7.1%
Aerospace & Defense - 2.1%
General Dynamics Corp.	789,328	158,110
Lockheed Martin Corp.	505,467	181,867
Northrop Grumman Corp.	473,705	174,181
Raytheon Technologies Corp.	2,770,629	234,839
Space Exploration Technologies Corp. Class A (a)(c)(e)	11,700	4,914
The Boeing Co. (a)	1,179,740	258,953
		1,012,864
Air Freight & Logistics - 0.5%
FedEx Corp.	699,072	185,736
United Parcel Service, Inc. Class B	391,698	76,628
		262,364
Airlines - 0.1%
Joby Aviation, Inc. (c)	540,323	6,524
Spirit Airlines, Inc. (a)	915,630	22,460
		28,984
Commercial Services & Supplies - 0.1%
CoreCivic, Inc. (a)	3,139,514	30,516
Construction & Engineering - 0.3%
AECOM (a)	1,937,788	127,041
API Group Corp. (a)(d)	133,133	3,087
		130,128
Electrical Equipment - 1.0%
Array Technologies, Inc.	2,537,916	48,398
FTC Solar, Inc. (a)	817,393	8,869
Plug Power, Inc. (a)(b)	431,598	11,247
Sensata Technologies, Inc. PLC (a)	2,954,686	174,858
Shoals Technologies Group, Inc. (b)	328,271	10,692
Sunrun, Inc. (a)(b)	4,807,506	212,732
		466,796
Industrial Conglomerates - 0.9%
3M Co.	287,652	56,017
General Electric Co.	2,393,715	252,321
Hitachi Ltd.	1,411,336	78,062
Honeywell International, Inc.	182,921	42,421
		428,821
Machinery - 0.7%
Allison Transmission Holdings, Inc.	3,835,510	141,837
Caterpillar, Inc.	978,392	206,314
Flowserve Corp.	405,337	15,755
		363,906
Marine - 0.2%
Genco Shipping & Trading Ltd.	1,315,012	25,630
Golden Ocean Group Ltd.	1,233,130	14,156
Star Bulk Carriers Corp.	2,601,939	60,027
		99,813
Professional Services - 0.6%
Dun & Bradstreet Holdings, Inc. (a)	1,596,794	29,269
Nielsen Holdings PLC	11,096,904	238,140
Renrui Human Resources Technology Holdings Ltd.	658,177	789
		268,198
Road & Rail - 0.6%
Lyft, Inc. (a)	1,117,406	53,200
Norfolk Southern Corp.	376,117	95,361
Uber Technologies, Inc. (a)	3,389,580	132,668
Union Pacific Corp.	78,756	17,077
		298,306

TOTAL INDUSTRIALS		3,390,696

INFORMATION TECHNOLOGY - 17.4%
Electronic Equipment & Components - 1.5%
Corning, Inc.	337,569	13,499
Flex Ltd. (a)	10,738,053	199,513
Hon Hai Precision Industry Co. Ltd. (Foxconn)	5,859,000	23,516
Insight Enterprises, Inc. (a)	265,405	27,308
Jabil, Inc. (f)	7,333,019	453,034
		716,870
IT Services - 2.5%
Cognizant Technology Solutions Corp. Class A	200,365	15,290
Dlocal Ltd.	385,204	24,653
Fidelity National Information Services, Inc.	288,654	36,881
Fiserv, Inc. (a)	95,970	11,304
Genpact Ltd.	335,163	17,388
Global Payments, Inc.	438,960	71,392
GoDaddy, Inc. (a)	198,212	14,531
MasterCard, Inc. Class A	979,307	339,065
MongoDB, Inc. Class A (a)	110,043	43,118
PayPal Holdings, Inc. (a)	957,399	276,363
Square, Inc. (a)	32,183	8,627
Visa, Inc. Class A	1,411,918	323,470
Wix.com Ltd. (a)	44,038	9,780
		1,191,862
Semiconductors & Semiconductor Equipment - 2.6%
Advanced Micro Devices, Inc. (a)	112,887	12,499
Applied Materials, Inc.	632,175	85,426
Cirrus Logic, Inc. (a)	349,274	29,224
indie Semiconductor, Inc. (a)(b)	435,882	4,402
Lam Research Corp.	53,675	32,464
Marvell Technology, Inc.	1,450,233	88,740
Microchip Technology, Inc.	357,215	56,211
Micron Technology, Inc.	507,420	37,397
NVIDIA Corp.	2,267,111	507,493
NXP Semiconductors NV	917,856	197,458
ON Semiconductor Corp. (a)	3,250,627	144,198
Renesas Electronics Corp. (a)	1,137,798	12,183
Semtech Corp. (a)	199,150	13,925
Teradyne, Inc.	75,800	9,205
Universal Display Corp.	35,500	7,405
Xilinx, Inc.	172,452	26,832
		1,265,062
Software - 7.6%
Adobe, Inc. (a)	276,049	183,214
Anaplan, Inc. (a)	770,435	46,211
Autodesk, Inc. (a)	500,596	155,230
Avalara, Inc. (a)	108,020	19,411
CCC Intelligent Solutions Holdings, Inc. (c)	253,848	2,797
Ceridian HCM Holding, Inc. (a)	178,714	20,079
Cloudflare, Inc. (a)	59,969	7,241
Cognyte Software Ltd. (a)	2,032,762	55,860
Confluent, Inc.	69,664	3,895
Coupa Software, Inc. (a)	49,585	12,139
Elastic NV (a)	153,823	24,542
Epic Games, Inc. (a)(c)(e)	12,272	10,861
Everbridge, Inc. (a)(b)	186,181	29,225
FireEye, Inc. (a)	404,843	7,364
Intuit, Inc.	216,833	122,751
Lightspeed Commerce, Inc.	227,630	25,308
LivePerson, Inc. (a)	813,150	52,123
Microsoft Corp.	6,961,024	2,101,390
Momentive Global, Inc. (a)	6,272,868	123,011
Otonomo Technologies Ltd. (c)	722,346	4,975
Qualtrics International, Inc.	604,686	27,380
Salesforce.com, Inc. (a)	1,231,615	326,711
ServiceNow, Inc. (a)	128,056	82,422
Stripe, Inc. Class B (a)(c)(e)	110,500	4,434
Verint Systems, Inc. (a)	154,025	6,876
Workday, Inc. Class A (a)	278,437	76,058
Workiva, Inc. (a)	46,476	6,519
Yext, Inc. (a)	4,062,060	54,919
Zendesk, Inc. (a)	392,339	48,493
Zoom Video Communications, Inc. Class A (a)	35,881	10,388
		3,651,827
Technology Hardware, Storage & Peripherals - 3.2%
Apple, Inc.	9,736,927	1,478,358
HP, Inc.	1,221,941	36,341
Western Digital Corp. (a)	320,525	20,257
		1,534,956

TOTAL INFORMATION TECHNOLOGY		8,360,577

MATERIALS - 2.0%
Chemicals - 1.0%
Air Products & Chemicals, Inc.	143,680	38,723
Albemarle Corp. U.S.	147,735	34,975
Balchem Corp.	143,418	20,139
Ecolab, Inc.	235,159	52,995
FMC Corp.	249,440	23,355
Innospec, Inc.	264,416	24,749
Linde PLC	332,606	104,635
LyondellBasell Industries NV Class A	307,089	30,816
Olin Corp.	1,736,519	86,548
Sherwin-Williams Co.	133,793	40,629
Valvoline, Inc.	1,192,638	35,970
		493,534
Construction Materials - 0.3%
Martin Marietta Materials, Inc.	142,230	54,225
Summit Materials, Inc. (a)	1,302,379	43,851
Vulcan Materials Co.	239,437	44,519
		142,595
Containers & Packaging - 0.2%
Crown Holdings, Inc.	607,198	66,664
Metals & Mining - 0.5%
Commercial Metals Co.	942,231	30,736
First Quantum Minerals Ltd.	3,246,043	67,615
Freeport-McMoRan, Inc.	2,378,840	86,566
Newmont Corp.	1,039,252	60,266
		245,183

TOTAL MATERIALS		947,976

REAL ESTATE - 2.0%
Equity Real Estate Investment Trusts (REITs) - 1.8%
Alexandria Real Estate Equities, Inc.	237,855	49,086
American Tower Corp.	486,119	142,029
Corporate Office Properties Trust (SBI)	278,678	7,853
CubeSmart	1,187,588	63,536
Digital Realty Trust, Inc.	329,671	54,036
Douglas Emmett, Inc.	385,747	12,734
Equinix, Inc.	27,257	22,990
Equity Lifestyle Properties, Inc.	721,820	61,405
Healthcare Trust of America, Inc.	128,335	3,892
Invitation Homes, Inc.	1,476,244	60,792
Kilroy Realty Corp.	323,735	21,253
Lexington Corporate Properties Trust	2,252,248	30,473
Mid-America Apartment Communities, Inc.	411,416	79,144
Prologis (REIT), Inc.	911,163	122,697
SBA Communications Corp. Class A	104,426	37,486
Ventas, Inc.	545,890	30,537
VICI Properties, Inc.	300,052	9,275
Welltower, Inc.	581,506	50,899
Weyerhaeuser Co.	323,879	11,660
		871,777
Real Estate Management & Development - 0.2%
Cushman & Wakefield PLC (a)	3,359,958	60,950
Jones Lang LaSalle, Inc. (a)	95,330	23,111
		84,061

TOTAL REAL ESTATE		955,838

UTILITIES - 1.8%
Electric Utilities - 1.2%
American Electric Power Co., Inc.	86,183	7,719
Edison International	914,263	52,881
Entergy Corp.	277,608	30,706
Evergy, Inc.	675,467	46,236
Exelon Corp.	1,853,482	90,858
FirstEnergy Corp.	1,372,662	53,355
NextEra Energy, Inc.	1,974,622	165,849
NRG Energy, Inc.	293,727	13,415
PG&E Corp. (a)	4,402,922	40,375
Southern Co.	1,313,718	86,351
		587,745
Independent Power and Renewable Electricity Producers - 0.1%
FREYR Battery SA (a)	542,016	4,813
The AES Corp.	1,487,039	35,496
		40,309
Multi-Utilities - 0.5%
CenterPoint Energy, Inc.	1,649,960	41,397
Dominion Energy, Inc.	844,090	65,704
NiSource, Inc.	1,018,208	25,099
Public Service Enterprise Group, Inc.	276,875	17,703
Sempra Energy	499,793	66,153
		216,056

TOTAL UTILITIES		844,110

TOTAL COMMON STOCKS
(Cost $20,085,233)		33,710,623

Preferred Stocks - 0.3%
Convertible Preferred Stocks - 0.2%
CONSUMER DISCRETIONARY - 0.0%
Textiles, Apparel & Luxury Goods - 0.0%
Algolia SAS Series D (c)(e)	189,206	5,533
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
ABL Space Systems Series B (c)(e)	120,349	5,420
Construction & Engineering - 0.0%
Beta Technologies, Inc. Series A (c)(e)	49,193	3,604
Transportation Infrastructure - 0.0%
Delhivery Pvt Ltd. Series H (c)(e)	15,189	7,424
TOTAL INDUSTRIALS		16,448
INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.0%
Astranis Space Technologies Corp. Series C (c)(e)	412,038	9,032
Xsight Labs Ltd. Series D (c)(e)	450,873	3,605
		12,637
IT Services - 0.1%
ByteDance Ltd. Series E1 (c)(e)	143,672	14,905
Checkr, Inc. Series E (c)(e)	196,017	10,585
		25,490
Semiconductors & Semiconductor Equipment - 0.0%
Astera Labs, Inc. Series C (c)(e)	947,200	3,184
Software - 0.1%
Amplitude, Inc. Series F (c)(e)	288,049	9,223
Databricks, Inc.:
Series G (c)(e)	10,192	2,247
Series H (c)(e)	41,830	9,222
Stripe, Inc. Series H (c)(e)	45,700	1,834
ThoughtWorks, Inc.:
Series A (c)(e)	17,818	14,676
Series B (c)(e)	8,384	6,906
		44,108
TOTAL INFORMATION TECHNOLOGY		85,419

TOTAL CONVERTIBLE PREFERRED STOCKS		107,400

Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Porsche Automobil Holding SE (Germany)	465,974	47,142
INFORMATION TECHNOLOGY - 0.0%
IT Services - 0.0%
Gupshup, Inc. (c)(e)	403,701	9,231

TOTAL NONCONVERTIBLE PREFERRED STOCKS		56,373

TOTAL PREFERRED STOCKS
(Cost $143,409)		163,773
	Principal Amount (000s)	Value (000s)

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.02% to 0.05% 9/2/21 to 10/14/21 (g)
(Cost $36,709)	36,710	36,709

Preferred Securities - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Internet & Direct Marketing Retail - 0.0%
Circle Internet Financial Ltd. 0% (Cost $7,586)(c)(e)(h)	$7,586	$7,586
	Shares	Value (000s)

Fixed-Income Funds - 27.3%
Fidelity Investment Grade Bond Central Fund (i)
(Cost $12,830,172)	112,899,066	13,057,906

Money Market Funds - 2.0%
Fidelity Cash Central Fund 0.06% (j)	921,945,350	922,130
Fidelity Securities Lending Cash Central Fund 0.06% (j)(k)	57,076,833	57,083
TOTAL MONEY MARKET FUNDS
(Cost $979,198)		979,213
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $34,082,307)		47,955,810
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(44,665)
NET ASSETS - 100%		$47,911,145

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount (000s)	Value (000s)	Unrealized Appreciation/(Depreciation) (000s)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	2,327	Sept. 2021	$525,960	$32,843	$32,843

The notional amount of futures purchased as a percentage of Net Assets is 1.1%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $181,299,000 or 0.4% of net assets.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $184,011,000 or 0.4% of net assets.

 (e) Level 3 security

 (f) Affiliated company

 (g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $28,190,000.

 (h) Security is perpetual in nature with no stated maturity date.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (j) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (k) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
ABL Space Systems Series B	3/24/21	$5,420
Algolia SAS Series D	7/23/21	$5,533
Amplitude, Inc. Series F	8/9/21	$9,223
Ant International Co. Ltd. Class C	5/16/18	$27,888
Astera Labs, Inc. Series C	8/24/21	$3,184
Astranis Space Technologies Corp. Series C	3/19/21	$9,032
Beta Technologies, Inc. Series A	4/9/21	$3,604
ByteDance Ltd. Series E1	11/18/20	$15,743
Cazoo Group Ltd.	3/28/21	$3,875
CCC Intelligent Solutions Holdings, Inc.	2/2/21	$2,538
Checkr, Inc. Series E	8/24/21	$10,585
Circle Internet Financial Ltd. 0%	5/11/21	$7,586
Databricks, Inc. Series G	2/1/21	$1,808
Databricks, Inc. Series H	8/31/21	$9,222
Delhivery Pvt Ltd. Series H	5/20/21	$7,414
Epic Games, Inc.	3/29/21	$10,861
Gupshup, Inc.	6/8/21	$9,231
Joby Aviation, Inc.	2/23/21	$5,403
Lucid Motors, Inc.	2/22/21	$5,396
Otonomo Technologies Ltd.	1/31/21	$7,223
Space Exploration Technologies Corp. Class A	2/16/21	$4,914
Stripe, Inc. Class B	5/18/21	$4,434
Stripe, Inc. Series H	3/15/21	$1,834
ThoughtWorks, Inc. Series A	1/13/21	$10,907
ThoughtWorks, Inc. Series B	6/25/21	$5,549
Xsight Labs Ltd. Series D	2/16/21	$3,605

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds(a)	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$310,773	$7,986,931	$7,375,574	$520	$--	$--	$922,130	1.4%
Fidelity High Income Central Fund	627,732	10,810	655,841	11,435	25,459	(8,160)	--	0.0%
Fidelity Investment Grade Bond Central Fund	11,077,990	2,353,472	99,876	523,481	2,456	(276,136)	13,057,906	39.6%
Fidelity Securities Lending Cash Central Fund 0.06%	79,970	1,087,740	1,110,627	515	--	--	57,083	0.2%
Total	$12,096,465	$11,438,953	$9,241,918	$535,951	$27,915	$(284,296)	$14,037,119

 (a) Includes the value of securities delivered through in-kind transactions, if applicable.

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds(a)	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Boingo Wireless, Inc.	$48,148	$--	$52,068	$--	$6,598	$(2,678)	$--
Jabil, Inc.	260,592	--	16,316	2,414	5,220	203,538	453,034
Livent Corp.	70,616	1,591	156,398	--	84,887	(696)	--
Total	$379,356	$1,591	$224,782	$2,414	$96,705	$200,164	$453,034

 (a) Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$3,864,520	$3,850,602	$13,918	$--
Consumer Discretionary	3,987,040	3,776,784	204,723	5,533
Consumer Staples	2,015,979	2,015,979	--	--
Energy	1,082,137	1,082,137	--	--
Financials	3,916,138	3,783,621	102,286	30,231
Health Care	4,398,287	4,310,150	88,137	--
Industrials	3,407,144	3,379,258	6,524	21,362
Information Technology	8,455,227	8,325,327	41,537	88,363
Materials	947,976	947,976	--	--
Real Estate	955,838	955,838	--	--
Utilities	844,110	844,110	--	--
U.S. Government and Government Agency Obligations	36,709	--	36,709	--
Preferred Securities	7,586	--	--	7,586
Fixed-Income Funds	13,057,906	13,057,906	--	--
Money Market Funds	979,213	979,213	--	--
Total Investments in Securities:	$47,955,810	$47,308,901	$493,834	$153,075
Net unrealized depreciation on unfunded commitments	$(3,170)	$--	$(3,170)	$--
Derivative Instruments:
Assets
Futures Contracts	$32,843	$32,843	$--	$--
Total Assets	$32,843	$32,843	$--	$--
Total Derivative Instruments:	$32,843	$32,843	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
(Amounts in thousands)
Equity Risk
Futures Contracts(a)	$32,843	$0
Total Equity Risk	32,843	0
Total Value of Derivatives	$32,843	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

U.S. Government and U.S. Government Agency Obligations	15.6%
AAA,AA,A	4.3%
BBB	6.7%
BB	1.6%
Not Rated	0.7%
Equities	70.7%
Short-Term Investments and Net Other Assets	0.4%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		August 31, 2021
Assets
Investment in securities, at value (including securities loaned of $53,715) — See accompanying schedule: Unaffiliated issuers (cost $20,088,871)	$33,465,657
Fidelity Central Funds (cost $13,809,370)	14,037,119
Other affiliated issuers (cost $184,066)	453,034
Total Investment in Securities (cost $34,082,307)		$47,955,810
Foreign currency held at value (cost $403)		406
Receivable for investments sold		40,071
Receivable for fund shares sold		36,563
Dividends receivable		39,689
Distributions receivable from Fidelity Central Funds		128
Prepaid expenses		75
Other receivables		2,966
Total assets		48,075,708
Liabilities
Payable to custodian bank	$3,560
Payable for investments purchased	46,148
Unrealized depreciation on unfunded commitments	3,170
Payable for fund shares redeemed	27,569
Accrued management fee	14,792
Payable for daily variation margin on futures contracts	547
Other affiliated payables	4,094
Other payables and accrued expenses	7,616
Collateral on securities loaned	57,067
Total liabilities		164,563
Net Assets		$47,911,145
Net Assets consist of:
Paid in capital		$30,499,282
Total accumulated earnings (loss)		17,411,863
Net Assets		$47,911,145
Net Asset Value and Maximum Offering Price
Balanced:
Net Asset Value, offering price and redemption price per share ($37,819,464 ÷ 1,173,125 shares)		$32.24
Class K:
Net Asset Value, offering price and redemption price per share ($10,091,681 ÷ 313,004 shares)		$32.24

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended August 31, 2021
Investment Income
Dividends (including $2,414 earned from other affiliated issuers)		$348,820
Interest		62
Income from Fidelity Central Funds (including $515 from security lending)		283,509
Total income		632,391
Expenses
Management fee	$160,475
Transfer agent fees	43,164
Accounting fees	2,521
Custodian fees and expenses	641
Independent trustees' fees and expenses	174
Registration fees	753
Audit	155
Legal	55
Miscellaneous	200
Total expenses before reductions	208,138
Expense reductions	(1,641)
Total expenses after reductions		206,497
Net investment income (loss)		425,894
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,314)	3,974,246
Fidelity Central Funds	27,915
Other affiliated issuers	96,705
Foreign currency transactions	(217)
Futures contracts	146,068
Capital gain distributions from Fidelity Central Funds	252,442
Total net realized gain (loss)		4,497,159
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $1,778)	4,586,146
Fidelity Central Funds	(284,296)
Other affiliated issuers	200,164
Unfunded commitments	(3,170)
Assets and liabilities in foreign currencies	(74)
Futures contracts	10,533
Total change in net unrealized appreciation (depreciation)		4,509,303
Net gain (loss)		9,006,462
Net increase (decrease) in net assets resulting from operations		$9,432,356

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended August 31, 2021	Year ended August 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$425,894	$544,681
Net realized gain (loss)	4,497,159	2,215,659
Change in net unrealized appreciation (depreciation)	4,509,303	3,842,841
Net increase (decrease) in net assets resulting from operations	9,432,356	6,603,181
Distributions to shareholders	(2,233,189)	(1,470,509)
Share transactions - net increase (decrease)	2,873,760	(693,271)
Total increase (decrease) in net assets	10,072,927	4,439,401
Net Assets
Beginning of period	37,838,218	33,398,817
End of period	$47,911,145	$37,838,218

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Balanced Fund

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$27.37	$23.54	$25.33	$24.27	$22.32
Income from Investment Operations
Net investment income (loss)A	.29	.38	.42	.38	.38
Net realized and unrealized gain (loss)	6.17	4.49	.08	2.55	2.26
Total from investment operations	6.46	4.87	.50	2.93	2.64
Distributions from net investment income	(.29)	(.41)	(.40)	(.37)	(.37)
Distributions from net realized gain	(1.31)	(.62)	(1.89)	(1.50)	(.32)
Total distributions	(1.59)B	(1.04)B	(2.29)	(1.87)	(.69)
Net asset value, end of period	$32.24	$27.37	$23.54	$25.33	$24.27
Total ReturnC	24.83%	21.44%	2.61%	12.78%	12.12%
Ratios to Average Net AssetsD,E
Expenses before reductions	.51%	.52%	.53%	.53%	.55%
Expenses net of fee waivers, if any	.50%	.52%	.53%	.53%	.54%
Expenses net of all reductions	.50%	.51%	.53%	.53%	.54%
Net investment income (loss)	.98%	1.57%	1.82%	1.55%	1.65%
Supplemental Data
Net assets, end of period (in millions)	$37,819	$28,805	$24,969	$25,088	$22,915
Portfolio turnover rateF	40%G	95%G	60%	66%G	91%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Balanced Fund Class K

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$27.37	$23.55	$25.33	$24.27	$22.32
Income from Investment Operations
Net investment income (loss)A	.31	.40	.44	.40	.40
Net realized and unrealized gain (loss)	6.17	4.48	.09	2.55	2.26
Total from investment operations	6.48	4.88	.53	2.95	2.66
Distributions from net investment income	(.31)	(.43)	(.42)	(.39)	(.39)
Distributions from net realized gain	(1.31)	(.62)	(1.89)	(1.50)	(.32)
Total distributions	(1.61)B	(1.06)B	(2.31)	(1.89)	(.71)
Net asset value, end of period	$32.24	$27.37	$23.55	$25.33	$24.27
Total ReturnC	24.92%	21.49%	2.74%	12.87%	12.22%
Ratios to Average Net AssetsD,E
Expenses before reductions	.43%	.44%	.45%	.45%	.46%
Expenses net of fee waivers, if any	.43%	.44%	.45%	.45%	.45%
Expenses net of all reductions	.43%	.43%	.44%	.44%	.45%
Net investment income (loss)	1.06%	1.65%	1.91%	1.63%	1.74%
Supplemental Data
Net assets, end of period (in millions)	$10,092	$9,033	$8,429	$9,157	$8,536
Portfolio turnover rateF	40%G	95%G	60%	66%G	91%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2021
(Amounts in thousands except percentages)

1. Organization.

Fidelity Balanced Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Balanced and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Investment Grade Bond Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of income by normally investing in investment–grade debt securities.	Delayed Delivery & When Issued Securities Futures Options Restricted Securities Swaps	Less than .005%
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the investing fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Balanced Fund	$1,946

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying mutual funds or exchange-traded funds (ETFs), futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, redemptions in kind, partnerships, deferred Trustees compensation and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$14,211,424
Gross unrealized depreciation	(422,608)
Net unrealized appreciation (depreciation)	$13,788,816
Tax Cost	$34,163,823

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,380,300
Undistributed long-term capital gain	$2,247,714
Net unrealized appreciation (depreciation) on securities and other investments	$13,789,013

The tax character of distributions paid was as follows:

	August 31, 2021	August 31, 202
Ordinary Income	$656,030	$ 799,446
Long-term Capital Gains	1,577,159	671,063
Total	$2,233,189	$ 1,470,509

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on these commitments is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and in the Statement of Operations as Change in unrealized appreciation (depreciation) on unfunded commitments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Balanced Fund	17,782,969	16,470,444

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Balanced Fund	12,036	137,278	360,633	Balanced, Class K

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Balanced Fund	13,051	80,850	310,014	Class K

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .15% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .38% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Balanced	$39,061.12
Class K	4,103.04
	$43,164

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Balanced Fund	.01

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Balanced Fund	$316

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Balanced Fund	1,022,491	850,649

Prior Fiscal Year Affiliated Exchanges In-Kind. During the prior period, the Fund completed exchanges in-kind with Fidelity Investment Grade Bond Central Fund. The Fund delivered investments, including accrued interest, and cash valued at $7,636,082 to Fidelity Investment Grade Bond Central Fund in exchange for 67,868 shares. The fund had a net realized gain of $388,674 on investments delivered through in-kind redemptions. The Fund recognized gains for federal income tax purposes.

In addition, the Fund redeemed 23,570 shares of Fidelity Mortgage Backed Securities Central Fund in exchange for investments and cash with a value of $2,581,907 and a non-taxable exchange of those investments for 22,948 shares of Fidelity Investment Grade Bond Central Fund. The fund had a net realized gains of $83,354 on the Fund's redemptions of Fidelity Mortgage Backed Securities Central Fund shares. The Fund recognized gains on the redemption of Fidelity Mortgage Backed Securities Central Fund for federal income tax purposes.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Balanced Fund	$79

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Balanced Fund	$60	$3	$–

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $1,243 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $398.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended August 31, 2021	Year ended August 31, 2020
Fidelity Balanced Fund
Distributions to shareholders
Balanced	$1,705,630	$1,107,713
Class K	527,559	362,796
Total	$2,233,189	$1,470,509

11. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended August 31, 2021	Year ended August 31, 2020	Year ended August 31, 2021	Year ended August 31, 2020
Fidelity Balanced Fund
Balanced
Shares sold	211,084	171,801	$6,162,545	$4,175,932
Reinvestment of distributions	59,745	44,267	1,615,469	1,047,711
Shares redeemed	(150,244)	(224,036)	(4,364,986)	(5,265,690)
Net increase (decrease)	120,585	(7,968)	$3,413,028	$(42,047)
Class K
Shares sold	43,418	52,947	$1,254,599	$1,288,410
Reinvestment of distributions	19,517	15,331	527,559	362,796
Shares redeemed	(79,977)	(96,214)	(2,321,426)	(2,302,430)
Net increase (decrease)	(17,042)	(27,936)	$(539,268)	$(651,224)

12. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Balanced Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Balanced Fund (one of the funds constituting Fidelity Puritan Trust, referred to hereafter as the “Fund”) as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 15, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 313 funds. Mr. Chiel oversees 178 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2021 to August 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During Period-B March 1, 2021 to August 31, 2021
Fidelity Balanced Fund
Balanced	.50%
Actual		$1,000.00	$1,123.70	$2.68
Hypothetical-C		$1,000.00	$1,022.68	$2.55
Class K	.43%
Actual		$1,000.00	$1,124.10	$2.30
Hypothetical-C		$1,000.00	$1,023.04	$2.19

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Balanced Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Balanced Fund
Balanced	10/11/21	10/08/21	$0.077	$2.384
Class K	10/11/21	10/08/21	$0.083	$2.384

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2021, $2,471,801,461, or, if subsequently determined to be different, the net capital gain of such year.

A total of 6.68% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $261,467,079 of distributions paid in the calendar year 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates 100% of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

Balanced designates 4%, 24%, 100%, and 100% and Class K designates 4%, 24%, 100%, and 100% of the dividends distributed in October, December, April, and July, respectively, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Balanced designates 5%, 26%, 100%, and 100% and Class K designates 5%, 26%, 100%, and 100% of the dividends distributed in October, December, April, and July, respectively, during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Balanced designates 1% and 2% and Class K designates 1% and 2% of the dividends distributed in October and December, respectively, during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Balanced Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in August 2018, November 2018, March 2019, October 2019, November 2019, and January 2020. The Board will continue to monitor closely the fund's performance, taking into account the portfolio management changes.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2020, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Balanced Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Balanced Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020.

The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of a representative class of the fund compared to competitive fund median expenses. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the representative class, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total expense ratio of the retail class ranked below the SLTG competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

BAL-ANN-1021
1.536127.125

Fidelity® Balanced K6 Fund

Annual Report

August 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2021	Past 1 year	Life of fundA
Fidelity® Balanced K6 Fund	25.14%	22.02%

 A From June 14, 2019

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Balanced K6 Fund on June 14, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$15,544	Fidelity® Balanced K6 Fund
$16,276	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 31.17% for the 12 months ending August 31, 2021, as U.S. equities continued a historic rebound following a steep but brief decline due to the early-2020 outbreak and spread of COVID-19. The rally slowed in September 2020, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as uncertainty about the election. But as the calendar turned, investors grew hopeful. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. As part of the “reopening” theme, investors favored cheap smaller companies that stood to benefit from a broad cyclical recovery. A flattish May reflected concerns about inflation and jobs, but the uptrend resumed through August, driven by corporate earnings. Notably, this leg saw momentum shift back to large growth, as easing rates and a hawkish Fed stymied the reflation trade. By sector, financials and energy led the way for the full year, whereas the consumer segments notably lagged. Turning to fixed income, U.S. taxable investment-grade bonds posted a modest decline for the 12 months, hampered by markedly higher interest rates. The Bloomberg U.S. Aggregate Bond Index returned -0.08%. Meanwhile, strong fundamentals bolstered high-yield bonds, up 10.26%, as per the ICE BofA® US High Yield Constrained Index.

Comments from Co-Portfolio Manager Robert Stansky:  For the fiscal year ending August 31, 2021, the fund gained 25.14%, well ahead of the 17.92% advance of the Fidelity Balanced Hybrid Composite Index℠. The decision to overweight stocks and underweight bonds contributed significantly to the fund’s outperformance of the Composite index. Security selection in the equity subportfolio also provided a boost, as did picks in the investment-grade bond sleeve to a lesser extent. The fund’s stock investments gained 35.72% the past 12 months, well ahead of the 31.17% advance of the S&P 500®. Choices in the information technology, communication services, materials and financials sectors boosted the subportfolio’s relative result most. At the stock level, the top relative contributor was Capital One Financial, which gained about 143% in the subportfolio. We increased this position. Conversely, a non-benchmark stake in Sunrun was the subportfolio’s largest relative detractor, returning roughly -29%. We significantly increased this position. The investment-grade bond central fund gained 2.00%, compared with -0.08% for the Bloomberg U.S. Aggregate Bond Index. Our decision to overweight corporate bonds added value, as credit spreads tightened for the 12 months. Our picks among corporate bonds also contributed. Underweighting mortgage-backed securities (MBS), which offered little value for most of the period, further aided the fund’s relative result. On the other hand, positioning along the yield curve detracted somewhat, especially overweighting 30-year U.S. Treasury bonds. Sector allocation among the bonds of industrial firms also set us back to a degree, but our picks in this segment made up for this shortfall and then some.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On January 1, 2020, Ashley Fernandes assumed management responsibilities for the fund's energy subportfolio, succeeding Jonathan Kasen.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

Top Five Stocks as of August 31, 2021

% of fund's net assets
Microsoft Corp.	4.8
Apple, Inc.	3.4
Amazon.com, Inc.	2.8
Facebook, Inc. Class A	2.2
Alphabet, Inc. Class A	1.7
14.9

Top Five Bond Issuers as of August 31, 2021

(with maturities greater than one year)	% of fund's net assets
U.S. Treasury Obligations	6.8
Uniform Mortgage Backed Securities	2.3
Freddie Mac	1.8
Ginnie Mae	1.6
Fannie Mae	1.3
13.8

Top Five Market Sectors as of August 31, 2021

% of fund's net assets
Information Technology	19.2
Financials	13.0
Health Care	10.1
Consumer Discretionary	9.2
Communication Services	8.9

Asset Allocation (% of fund's net assets)

As of August 31, 2021*
Stocks and Equity Futures	72.7%
Bonds	27.8%
Convertible Securities	0.2%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)**	(0.8)%

 * Foreign investments - 8.3%

 ** Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Percentages are adjusted for the effect of futures contracts and swaps, if applicable.

Schedule of Investments August 31, 2021

Showing Percentage of Net Assets

Common Stocks - 72.4%
	Shares	Value
COMMUNICATION SERVICES - 8.1%
Entertainment - 1.4%
Activision Blizzard, Inc.	20,901	$1,721,615
Electronic Arts, Inc.	6,203	900,738
Live Nation Entertainment, Inc. (a)	4,626	401,074
Marcus Corp. (a)(b)	2,256	35,194
Netflix, Inc. (a)	7,649	4,353,734
Sea Ltd. ADR (a)	407	137,696
Square Enix Holdings Co. Ltd.	2,121	123,580
The Walt Disney Co. (a)	33,364	6,048,893
		13,722,524
Interactive Media & Services - 5.9%
Alphabet, Inc.:
Class A (a)	5,708	16,518,667
Class C (a)	5,567	16,195,739
Facebook, Inc. Class A (a)	54,502	20,676,969
Snap, Inc. Class A (a)	9,728	740,398
Tencent Holdings Ltd.	4,242	261,998
Tongdao Liepin Group (a)	241,278	427,494
Twitter, Inc. (a)	15,230	982,335
Vimeo, Inc. (a)	5,106	194,641
Z Holdings Corp.	31,042	202,310
Zoominfo Technologies, Inc. (a)	7,023	457,829
		56,658,380
Media - 0.5%
Altice U.S.A., Inc. Class A (a)	4,908	134,676
Comcast Corp. Class A	73,456	4,457,310
ViacomCBS, Inc. Class B	11,161	462,623
		5,054,609
Wireless Telecommunication Services - 0.3%
T-Mobile U.S., Inc. (a)	18,281	2,504,863

TOTAL COMMUNICATION SERVICES		77,940,376

CONSUMER DISCRETIONARY - 8.9%
Automobiles - 0.8%
Ferrari NV	2,890	628,286
Lucid Motors, Inc. (c)	5,296	105,708
Tesla, Inc. (a)	9,818	7,223,299
		7,957,293
Distributors - 0.2%
LKQ Corp. (a)	28,496	1,501,454
Hotels, Restaurants & Leisure - 1.4%
Airbnb, Inc. Class A	6,529	1,011,930
Booking Holdings, Inc. (a)	1,336	3,072,359
Boyd Gaming Corp. (a)	10,170	624,133
Caesars Entertainment, Inc. (a)	10,330	1,049,838
Churchill Downs, Inc.	5,660	1,191,430
Compass Group PLC (a)	57,539	1,188,753
Domino's Pizza, Inc.	725	374,745
MakeMyTrip Ltd. (a)	10,636	274,622
Marriott International, Inc. Class A (a)	18,782	2,538,199
McDonald's Corp.	7,804	1,853,138
Penn National Gaming, Inc. (a)	2,038	165,282
		13,344,429
Household Durables - 0.6%
GoPro, Inc. Class A (a)	37,718	376,048
Leggett & Platt, Inc.	19,884	962,187
Lennar Corp. Class A	22,714	2,437,439
Mohawk Industries, Inc. (a)	4,395	869,155
Tempur Sealy International, Inc.	19,810	885,507
		5,530,336
Internet & Direct Marketing Retail - 3.4%
Amazon.com, Inc. (a)	7,689	26,686,904
Chewy, Inc. (a)(b)	2,568	226,292
Coupang, Inc. Class A (a)	5,486	164,361
Deliveroo PLC	20,000	91,010
Deliveroo PLC Class A (a)(d)	47,868	229,287
eBay, Inc.	34,690	2,662,111
Farfetch Ltd. Class A (a)	16,844	705,090
Kogan.Com Ltd.	4,789	39,904
Porch Group, Inc. Class A (a)	66,612	1,332,240
Shop Apotheke Europe NV (a)(d)	855	152,340
THG PLC	36,363	307,711
ZOZO, Inc.	2,617	99,789
		32,697,039
Leisure Products - 0.1%
Mattel, Inc. (a)	28,643	611,528
Multiline Retail - 0.2%
Dollar Tree, Inc. (a)	17,038	1,542,621
Nordstrom, Inc. (a)	18,046	516,296
		2,058,917
Specialty Retail - 1.6%
Auto1 Group SE (d)	9,444	410,914
Burlington Stores, Inc. (a)	2,089	625,635
Industria de Diseno Textil SA	33,515	1,144,920
Lowe's Companies, Inc.	33,309	6,791,372
The Home Depot, Inc.	11,495	3,749,439
TJX Companies, Inc.	40,303	2,930,834
		15,653,114
Textiles, Apparel & Luxury Goods - 0.6%
Capri Holdings Ltd. (a)	2,661	150,373
LVMH Moet Hennessy Louis Vuitton SE	1,084	803,038
NIKE, Inc. Class B	11,957	1,969,796
PVH Corp. (a)	7,268	761,614
Tapestry, Inc.	41,351	1,667,272
		5,352,093

TOTAL CONSUMER DISCRETIONARY		84,706,203

CONSUMER STAPLES - 4.2%
Beverages - 1.3%
Constellation Brands, Inc. Class A (sub. vtg.)	4,667	985,390
Keurig Dr. Pepper, Inc.	16,606	592,336
Monster Beverage Corp. (a)	17,881	1,744,649
PepsiCo, Inc.	26,203	4,097,887
Pernod Ricard SA	3,602	756,832
The Coca-Cola Co.	83,733	4,715,005
		12,892,099
Food & Staples Retailing - 1.3%
BJ's Wholesale Club Holdings, Inc. (a)	21,988	1,245,840
Costco Wholesale Corp.	9,076	4,134,027
U.S. Foods Holding Corp. (a)	39,248	1,334,432
Walgreens Boots Alliance, Inc.	16,613	843,110
Walmart, Inc.	28,923	4,283,496
Zur Rose Group AG (a)	562	241,800
		12,082,705
Food Products - 0.4%
Bunge Ltd.	2,337	176,934
Darling Ingredients, Inc. (a)	4,335	322,958
Freshpet, Inc. (a)	1,347	172,605
Hotel Chocolat Group Ltd. (a)	4,682	24,139
Lamb Weston Holdings, Inc.	11,867	773,135
Mondelez International, Inc.	36,123	2,242,155
Oatly Group AB ADR (a)	4,595	83,721
		3,795,647
Household Products - 0.8%
Procter & Gamble Co.	51,073	7,272,284
Personal Products - 0.2%
Estee Lauder Companies, Inc. Class A	5,806	1,976,885
Herbalife Nutrition Ltd. (a)	5,304	272,307
The Honest Co., Inc. (b)	8,115	82,611
		2,331,803
Tobacco - 0.2%
Altria Group, Inc.	35,686	1,792,508
Philip Morris International, Inc.	2,744	282,632
		2,075,140

TOTAL CONSUMER STAPLES		40,449,678

ENERGY - 2.0%
Energy Equipment & Services - 0.2%
Baker Hughes Co. Class A	24,539	558,998
Halliburton Co.	33,614	671,608
Oceaneering International, Inc. (a)	16,908	207,968
Subsea 7 SA	23,629	179,971
		1,618,545
Oil, Gas & Consumable Fuels - 1.8%
Africa Oil Corp. (a)	225,186	303,425
Canadian Natural Resources Ltd.	42,070	1,392,163
Cheniere Energy, Inc.	6,638	580,559
Chevron Corp.	3,498	338,501
ConocoPhillips Co.	6,453	358,335
Enterprise Products Partners LP	10,920	243,079
Exxon Mobil Corp.	114,996	6,269,582
Harbour Energy PLC (a)	42,426	208,003
Hess Corp.	25,455	1,750,031
Imperial Oil Ltd.	14,829	392,455
Marathon Petroleum Corp.	2,076	123,045
MEG Energy Corp. (a)	165,090	1,052,054
Murphy Oil Corp.	18,425	391,716
Phillips 66 Co.	15,086	1,072,464
Reliance Industries Ltd.	1,335	29,597
Reliance Industries Ltd.	54,593	1,689,890
Reliance Industries Ltd. sponsored GDR (d)	10,776	666,496
Tourmaline Oil Corp.	15,036	402,104
Valero Energy Corp.	7,145	473,785
		17,737,284

TOTAL ENERGY		19,355,829

FINANCIALS - 8.0%
Banks - 3.2%
Bank of America Corp.	178,507	7,452,667
BNP Paribas SA	7,112	450,544
Citigroup, Inc.	13,391	962,947
Citizens Financial Group, Inc.	25,454	1,114,631
Comerica, Inc.	8,466	625,722
EFG Eurobank Ergasias SA (a)	600,115	571,829
First Horizon National Corp.	22,150	363,039
JPMorgan Chase & Co.	25,690	4,109,116
M&T Bank Corp.	7,937	1,111,259
NatWest Group PLC	56,859	166,586
Piraeus Financial Holdings SA (a)	98,842	166,892
PNC Financial Services Group, Inc.	14,773	2,823,120
Signature Bank	1,821	472,240
Societe Generale Series A	31,214	982,433
Standard Chartered PLC (United Kingdom)	73,148	457,381
Starling Bank Ltd. Series D (a)(e)	182,820	325,335
UniCredit SpA	36,708	458,049
Wells Fargo & Co.	174,922	7,993,935
		30,607,725
Capital Markets - 1.9%
Bank of New York Mellon Corp.	96,394	5,322,877
BlackRock, Inc. Class A	3,736	3,524,131
Cboe Global Markets, Inc.	5,516	695,843
Goldman Sachs Group, Inc.	3,719	1,537,844
Intercontinental Exchange, Inc.	3,667	438,317
Morgan Stanley	39,329	4,107,127
State Street Corp.	14,086	1,308,730
StepStone Group, Inc. Class A	19,836	949,549
Virtu Financial, Inc. Class A	17,753	434,593
		18,319,011
Consumer Finance - 1.4%
American Express Co.	21,923	3,638,341
Capital One Financial Corp.	43,825	7,273,635
OneMain Holdings, Inc.	38,132	2,205,174
Shriram Transport Finance Co. Ltd.	10,228	189,654
		13,306,804
Diversified Financial Services - 0.4%
Berkshire Hathaway, Inc.:
Class A (a)	1	429,900
Class B (a)	10,578	3,022,875
Cazoo Group Ltd. (c)	5,700	43,656
Voya Financial, Inc.	8,523	553,825
		4,050,256
Insurance - 1.1%
AIA Group Ltd.	22,309	266,386
American International Group, Inc.	24,702	1,347,741
Arthur J. Gallagher & Co.	7,656	1,099,555
Hartford Financial Services Group, Inc.	29,717	1,997,577
Marsh & McLennan Companies, Inc.	7,019	1,103,387
Prudential PLC (a)	11,624	242,182
The Travelers Companies, Inc.	20,362	3,252,015
Willis Towers Watson PLC	5,150	1,136,708
		10,445,551

TOTAL FINANCIALS		76,729,347

HEALTH CARE - 9.6%
Biotechnology - 1.0%
Amgen, Inc.	11,917	2,687,641
Argenx SE ADR (a)	2,212	732,216
Ascendis Pharma A/S sponsored ADR (a)	6	940
Blueprint Medicines Corp. (a)	4,296	400,688
Horizon Therapeutics PLC (a)	27,125	2,931,941
Regeneron Pharmaceuticals, Inc. (a)	4,194	2,824,240
		9,577,666
Health Care Equipment & Supplies - 2.9%
Abbott Laboratories	51,244	6,475,704
Boston Scientific Corp. (a)	101,718	4,592,568
DexCom, Inc. (a)	3,368	1,783,087
Envista Holdings Corp. (a)	34,276	1,466,670
Intuitive Surgical, Inc. (a)	4,011	4,225,829
ResMed, Inc.	4,566	1,326,560
Siemens Healthineers AG (d)	33,244	2,311,993
Stryker Corp.	20,304	5,626,238
		27,808,649
Health Care Providers & Services - 2.4%
AmerisourceBergen Corp.	19,084	2,332,256
dentalcorp Holdings Ltd. (a)	20,571	259,899
Guardant Health, Inc. (a)	2,156	274,394
HCA Holdings, Inc.	15,802	3,997,590
Humana, Inc.	7,618	3,088,490
Option Care Health, Inc. (a)	47,573	1,272,578
Surgery Partners, Inc. (a)	41,608	2,047,114
UnitedHealth Group, Inc.	24,037	10,005,882
		23,278,203
Health Care Technology - 0.1%
Health Catalyst, Inc. (a)	18,470	1,008,647
Life Sciences Tools & Services - 0.9%
Avantor, Inc. (a)	11,426	450,641
Thermo Fisher Scientific, Inc.	14,226	7,894,719
		8,345,360
Pharmaceuticals - 2.3%
AstraZeneca PLC sponsored ADR	30,935	1,802,892
Bristol-Myers Squibb Co.	66,598	4,452,742
Eli Lilly & Co.	21,672	5,597,661
Roche Holding AG (participation certificate)	4,554	1,828,682
Royalty Pharma PLC	45,481	1,757,841
UCB SA	18,146	2,075,740
Zoetis, Inc. Class A	20,475	4,188,366
		21,703,924

TOTAL HEALTH CARE		91,722,449

INDUSTRIALS - 7.2%
Aerospace & Defense - 2.1%
General Dynamics Corp.	15,832	3,171,308
Lockheed Martin Corp.	10,139	3,648,012
Northrop Grumman Corp.	9,501	3,493,518
Raytheon Technologies Corp.	55,572	4,710,283
Space Exploration Technologies Corp. Class A (a)(c)(e)	200	83,998
The Boeing Co. (a)	23,667	5,194,907
		20,302,026
Air Freight & Logistics - 0.5%
FedEx Corp.	14,020	3,724,974
United Parcel Service, Inc. Class B	7,856	1,536,869
		5,261,843
Airlines - 0.1%
Joby Aviation, Inc. (c)	7,948	95,968
Spirit Airlines, Inc. (a)	18,469	453,045
		549,013
Commercial Services & Supplies - 0.1%
CoreCivic, Inc. (a)	62,971	612,078
Construction & Engineering - 0.3%
AECOM (a)	38,867	2,548,121
API Group Corp. (a)(d)	2,669	61,894
		2,610,015
Electrical Equipment - 1.0%
Array Technologies, Inc.	51,313	978,539
FTC Solar, Inc. (a)	17,241	187,065
Plug Power, Inc. (a)(b)	9,093	236,964
Sensata Technologies, Inc. PLC (a)	59,264	3,507,244
Shoals Technologies Group, Inc.	7,505	244,438
Sunrun, Inc. (a)(b)	100,290	4,437,833
		9,592,083
Industrial Conglomerates - 0.9%
3M Co.	5,770	1,123,650
General Electric Co.	48,013	5,061,050
Hitachi Ltd.	29,690	1,642,173
Honeywell International, Inc.	3,670	851,110
		8,677,983
Machinery - 0.8%
Allison Transmission Holdings, Inc.	76,304	2,821,722
Caterpillar, Inc.	19,625	4,138,324
Flowserve Corp.	8,130	316,013
		7,276,059
Marine - 0.2%
Genco Shipping & Trading Ltd.	26,376	514,068
Golden Ocean Group Ltd.	24,570	282,064
Star Bulk Carriers Corp.	53,279	1,229,147
		2,025,279
Professional Services - 0.6%
Dun & Bradstreet Holdings, Inc. (a)	31,775	582,436
Nielsen Holdings PLC	222,579	4,776,545
Renrui Human Resources Technology Holdings Ltd.	13,366	16,017
		5,374,998
Road & Rail - 0.6%
Lyft, Inc. (a)	21,967	1,045,849
Norfolk Southern Corp.	7,544	1,912,706
Uber Technologies, Inc. (a)	73,253	2,867,122
Union Pacific Corp.	1,580	342,607
		6,168,284

TOTAL INDUSTRIALS		68,449,661

INFORMATION TECHNOLOGY - 18.6%
Electronic Equipment & Components - 1.4%
Corning, Inc.	7,366	294,566
Flex Ltd. (a)	203,091	3,773,431
Hon Hai Precision Industry Co. Ltd. (Foxconn)	74,020	297,086
Insight Enterprises, Inc. (a)	5,094	524,122
Jabil, Inc.	140,687	8,691,643
		13,580,848
IT Services - 2.6%
Cognizant Technology Solutions Corp. Class A	4,765	363,617
Dlocal Ltd.	8,096	518,144
Fidelity National Information Services, Inc.	6,987	892,729
Fiserv, Inc. (a)	2,335	275,040
Genpact Ltd.	5,947	308,530
Global Payments, Inc.	7,230	1,175,887
GoDaddy, Inc. (a)	5,122	375,494
MasterCard, Inc. Class A	20,948	7,252,826
MongoDB, Inc. Class A (a)	2,316	907,478
PayPal Holdings, Inc. (a)	20,366	5,878,850
Square, Inc. (a)	677	181,483
Visa, Inc. Class A	29,447	6,746,308
Wix.com Ltd. (a)	905	200,982
		25,077,368
Semiconductors & Semiconductor Equipment - 2.8%
Advanced Micro Devices, Inc. (a)	3,322	367,812
Applied Materials, Inc.	13,769	1,860,605
Cirrus Logic, Inc. (a)	6,993	585,104
indie Semiconductor, Inc. (a)	9,769	98,667
Lam Research Corp.	1,257	760,259
Marvell Technology, Inc.	29,062	1,778,304
Microchip Technology, Inc.	7,331	1,153,606
Micron Technology, Inc.	11,908	877,620
NVIDIA Corp.	48,641	10,888,288
NXP Semiconductors NV	17,127	3,684,532
ON Semiconductor Corp. (a)	70,649	3,133,990
Renesas Electronics Corp. (a)	23,861	255,501
Semtech Corp. (a)	4,271	298,628
Teradyne, Inc.	1,594	193,575
Universal Display Corp.	748	156,025
Xilinx, Inc.	3,814	593,420
		26,685,936
Software - 8.2%
Adobe, Inc. (a)	5,949	3,948,351
Anaplan, Inc. (a)	16,194	971,316
Autodesk, Inc. (a)	10,844	3,362,616
Avalara, Inc. (a)	2,267	407,380
CCC Intelligent Solutions Holdings, Inc. (c)	3,671	40,454
Ceridian HCM Holding, Inc. (a)	3,764	422,885
Cloudflare, Inc. (a)	1,261	152,253
Cognyte Software Ltd. (a)	42,725	1,174,083
Confluent, Inc.	1,465	81,908
Coupa Software, Inc. (a)	1,041	254,847
Elastic NV (a)	1,959	312,558
Epic Games, Inc. (a)(c)(e)	182	161,070
Everbridge, Inc. (a)(b)	4,276	671,204
FireEye, Inc. (a)	8,515	154,888
Intuit, Inc.	4,570	2,587,123
Lightspeed Commerce, Inc.	4,770	530,329
LivePerson, Inc. (a)	17,096	1,095,854
Microsoft Corp.	151,066	45,603,802
Momentive Global, Inc. (a)	133,743	2,622,700
Otonomo Technologies Ltd. (c)	10,488	72,236
Qualtrics International, Inc.	12,719	575,916
Salesforce.com, Inc. (a)	26,272	6,969,173
ServiceNow, Inc. (a)	2,657	1,710,151
Stripe, Inc. Class B (a)(c)(e)	1,800	72,225
Verint Systems, Inc. (a)	3,834	171,150
Workday, Inc. Class A (a)	6,224	1,700,148
Workiva, Inc. (a)	983	137,885
Yext, Inc. (a)	87,930	1,188,814
Zendesk, Inc. (a)	8,885	1,098,186
Zoom Video Communications, Inc. Class A (a)	756	218,862
		78,470,367
Technology Hardware, Storage & Peripherals - 3.6%
Apple, Inc.	216,642	32,892,755
HP, Inc.	27,191	808,660
Western Digital Corp. (a)	7,322	462,750
		34,164,165

TOTAL INFORMATION TECHNOLOGY		177,978,684

MATERIALS - 1.9%
Chemicals - 1.0%
Air Products & Chemicals, Inc.	2,796	753,550
Albemarle Corp. U.S.	2,875	680,628
Balchem Corp.	2,790	391,772
Ecolab, Inc.	4,576	1,031,247
FMC Corp.	4,853	454,386
Innospec, Inc.	5,144	481,478
Linde PLC	6,472	2,036,026
LyondellBasell Industries NV Class A	5,975	599,591
Olin Corp.	33,789	1,684,044
Sherwin-Williams Co.	2,603	790,453
Valvoline, Inc.	25,906	781,325
		9,684,500
Construction Materials - 0.3%
Martin Marietta Materials, Inc.	2,768	1,055,300
Summit Materials, Inc. (a)	25,342	853,265
Vulcan Materials Co.	4,659	866,248
		2,774,813
Containers & Packaging - 0.1%
Crown Holdings, Inc.	11,815	1,297,169
Metals & Mining - 0.5%
Commercial Metals Co.	18,334	598,055
First Quantum Minerals Ltd.	63,162	1,315,656
Freeport-McMoRan, Inc.	46,288	1,684,420
Newmont Corp.	20,221	1,172,616
		4,770,747

TOTAL MATERIALS		18,527,229

REAL ESTATE - 2.0%
Equity Real Estate Investment Trusts (REITs) - 1.8%
Alexandria Real Estate Equities, Inc.	4,766	983,559
American Tower Corp.	9,738	2,845,151
Corporate Office Properties Trust (SBI)	5,814	163,839
CubeSmart	23,657	1,265,650
Digital Realty Trust, Inc.	6,602	1,082,134
Douglas Emmett, Inc.	8,003	264,179
Equinix, Inc.	553	466,428
Equity Lifestyle Properties, Inc.	14,281	1,214,885
Healthcare Trust of America, Inc.	2,669	80,951
Invitation Homes, Inc.	29,056	1,196,526
Kilroy Realty Corp.	6,611	434,012
Lexington Corporate Properties Trust	44,927	607,862
Mid-America Apartment Communities, Inc.	8,225	1,582,243
Prologis (REIT), Inc.	18,226	2,454,313
SBA Communications Corp. Class A	2,094	751,683
Ventas, Inc.	11,034	617,242
VICI Properties, Inc.	6,057	187,222
Welltower, Inc.	12,061	1,055,699
Weyerhaeuser Co.	6,962	250,632
		17,504,210
Real Estate Management & Development - 0.2%
Cushman & Wakefield PLC (a)	58,309	1,057,725
Jones Lang LaSalle, Inc. (a)	1,913	463,769
		1,521,494

TOTAL REAL ESTATE		19,025,704

UTILITIES - 1.9%
Electric Utilities - 1.3%
American Electric Power Co., Inc.	1,360	121,815
Edison International	19,289	1,115,676
Entergy Corp.	5,323	588,777
Evergy, Inc.	15,306	1,047,696
Exelon Corp.	39,079	1,915,653
FirstEnergy Corp.	28,091	1,091,897
NextEra Energy, Inc.	39,938	3,354,393
NRG Energy, Inc.	6,377	291,238
PG&E Corp. (a)	88,500	811,545
Southern Co.	26,376	1,733,694
		12,072,384
Independent Power and Renewable Electricity Producers - 0.1%
FREYR Battery SA (a)	7,870	69,886
The AES Corp.	34,436	821,987
		891,873
Multi-Utilities - 0.5%
CenterPoint Energy, Inc.	38,237	959,366
Dominion Energy, Inc.	18,285	1,423,304
NiSource, Inc.	21,485	529,605
Public Service Enterprise Group, Inc.	6,304	403,078
Sempra Energy	10,543	1,395,471
		4,710,824

TOTAL UTILITIES		17,675,081

TOTAL COMMON STOCKS
(Cost $531,863,361)		692,560,241

Preferred Stocks - 0.3%
Convertible Preferred Stocks - 0.2%
CONSUMER DISCRETIONARY - 0.0%
Textiles, Apparel & Luxury Goods - 0.0%
Algolia SAS Series D (c)(e)	3,612	105,633
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
ABL Space Systems Series B (c)(e)	1,784	80,344
Construction & Engineering - 0.0%
Beta Technologies, Inc. Series A (c)(e)	731	53,560
Transportation Infrastructure - 0.0%
Delhivery Pvt Ltd. Series H (c)(e)	221	108,014
TOTAL INDUSTRIALS		241,918
INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.0%
Astranis Space Technologies Corp. Series C (c)(e)	6,103	133,783
Xsight Labs Ltd. Series D (c)(e)	6,632	53,029
		186,812
IT Services - 0.1%
ByteDance Ltd. Series E1 (c)(e)	1,863	193,268
Checkr, Inc. Series E (c)(e)	4,021	217,134
		410,402
Semiconductors & Semiconductor Equipment - 0.0%
Astera Labs, Inc. Series C (c)(e)	18,600	62,529
Software - 0.1%
Amplitude, Inc. Series F (c)(e)	5,497	176,013
Databricks, Inc.:
Series G (c)(e)	148	32,627
Series H (c)(e)	858	189,148
Stripe, Inc. Series H (c)(e)	700	28,088
ThoughtWorks, Inc.:
Series A (c)(e)	247	203,446
Series B (c)(e)	156	128,493
		757,815
TOTAL INFORMATION TECHNOLOGY		1,417,558

TOTAL CONVERTIBLE PREFERRED STOCKS		1,765,109

Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Porsche Automobil Holding SE (Germany)	10,122	1,024,024
INFORMATION TECHNOLOGY - 0.0%
IT Services - 0.0%
Gupshup, Inc. (c)(e)	3,298	75,409

TOTAL NONCONVERTIBLE PREFERRED STOCKS		1,099,433

TOTAL PREFERRED STOCKS
(Cost $2,531,625)		2,864,542
	Principal Amount	Value

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.05% to 0.05% 10/7/21 to 11/4/21
(Cost $1,169,914)	1,170,000	1,169,915
	Shares	Value

Fixed-Income Funds - 26.8%
Fidelity High Income Central Fund (f)	0	$5
Fidelity Investment Grade Bond Central Fund (f)	2,220,047	256,770,649
TOTAL FIXED-INCOME FUNDS
(Cost $254,339,973)		256,770,654

Money Market Funds - 0.5%
Fidelity Cash Central Fund 0.06% (g)	4,293,661	4,294,520
Fidelity Securities Lending Cash Central Fund 0.06% (g)(h)	713,474	713,545
TOTAL MONEY MARKET FUNDS
(Cost $5,008,065)		5,008,065
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $794,912,938)		958,373,417
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(920,795)
NET ASSETS - 100%		$957,452,622

Amounts shown as 0 in the Schedule of Investments may represent less than 1 share.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,515,833 or 0.3% of net assets.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,832,924 or 0.4% of net assets.

 (e) Level 3 security

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
ABL Space Systems Series B	3/24/21	$80,344
Algolia SAS Series D	7/23/21	$105,633
Amplitude, Inc. Series F	8/9/21	$176,013
Astera Labs, Inc. Series C	8/24/21	$62,529
Astranis Space Technologies Corp. Series C	3/19/21	$133,783
Beta Technologies, Inc. Series A	4/9/21	$53,560
ByteDance Ltd. Series E1	11/18/20	$204,137
Cazoo Group Ltd.	3/28/21	$57,000
CCC Intelligent Solutions Holdings, Inc.	2/2/21	$36,710
Checkr, Inc. Series E	8/24/21	$217,134
Databricks, Inc. Series G	2/1/21	$26,250
Databricks, Inc. Series H	8/31/21	$189,148
Delhivery Pvt Ltd. Series H	5/20/21	$107,875
Epic Games, Inc.	3/29/21	$161,070
Gupshup, Inc.	6/8/21	$75,409
Joby Aviation, Inc.	2/23/21	$79,480
Lucid Motors, Inc.	2/22/21	$79,440
Otonomo Technologies Ltd.	1/31/21	$104,880
Space Exploration Technologies Corp. Class A	2/16/21	$83,998
Stripe, Inc. Class B	5/18/21	$72,231
Stripe, Inc. Series H	3/15/21	$28,088
ThoughtWorks, Inc. Series A	1/13/21	$151,201
ThoughtWorks, Inc. Series B	6/25/21	$103,242
Xsight Labs Ltd. Series D	2/16/21	$53,029

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$7,344,925	$193,676,965	$196,727,393	$13,703	$23	$--	$4,294,520	0.0%
Fidelity High Income Central Fund	7,010,735	1,312,427	8,588,194	150,187	99,826	165,211	5	0.0%
Fidelity Investment Grade Bond Central Fund	120,513,517	148,736,007	9,957,725	7,114,318	(315,307)	(2,205,843)	256,770,649	0.8%
Fidelity Securities Lending Cash Central Fund 0.06%	959,328	20,033,449	20,279,232	7,549	--	--	713,545	0.0%
Total	$135,828,505	$363,758,848	$235,552,544	$7,285,757	$(215,458)	$(2,040,632)	$261,778,719

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$77,940,376	$77,678,378	$261,998	$--
Consumer Discretionary	85,835,860	81,478,482	4,251,745	105,633
Consumer Staples	40,449,678	40,449,678	--	--
Energy	19,355,829	19,355,829	--	--
Financials	76,729,347	74,418,811	1,985,201	325,335
Health Care	91,722,449	89,893,767	1,828,682	--
Industrials	68,691,579	68,269,695	95,968	325,916
Information Technology	179,471,651	177,377,198	700,130	1,394,323
Materials	18,527,229	18,527,229	--	--
Real Estate	19,025,704	19,025,704	--	--
Utilities	17,675,081	17,675,081	--	--
U.S. Government and Government Agency Obligations	1,169,915	--	1,169,915	--
Fixed-Income Funds	256,770,654	256,770,654	--	--
Money Market Funds	5,008,065	5,008,065	--	--
Total Investments in Securities:	$958,373,417	$945,928,571	$10,293,639	$2,151,207
Net unrealized depreciation on unfunded commitments	$(55,158)	$--	$(55,158)	$--

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

U.S. Government and U.S. Government Agency Obligations	14.3%
AAA,AA,A	4.3%
BBB	6.5%
BB	1.6%
Not Rated	0.7%
Equities	72.7%
Short-Term Investments and Net Other Assets	(0.1)%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2021
Assets
Investment in securities, at value (including securities loaned of $700,609) — See accompanying schedule: Unaffiliated issuers (cost $535,564,900)	$696,594,698
Fidelity Central Funds (cost $259,348,038)	261,778,719
Total Investment in Securities (cost $794,912,938)		$958,373,417
Receivable for investments sold		785,673
Receivable for fund shares sold		728,090
Dividends receivable		729,186
Distributions receivable from Fidelity Central Funds		1,473
Other receivables		12,871
Total assets		960,630,710
Liabilities
Payable to custodian bank	$142,604
Payable for investments purchased	927,045
Unrealized depreciation on unfunded commitments	55,158
Payable for fund shares redeemed	1,023,526
Accrued management fee	250,427
Other payables and accrued expenses	65,810
Collateral on securities loaned	713,518
Total liabilities		3,178,088
Net Assets		$957,452,622
Net Assets consist of:
Paid in capital		$763,752,498
Total accumulated earnings (loss)		193,700,124
Net Assets		$957,452,622
Net Asset Value, offering price and redemption price per share ($957,452,622 ÷ 63,972,593 shares)		$14.97

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2021
Investment Income
Dividends		$5,437,943
Interest		1,512
Income from Fidelity Central Funds (including $7,549 from security lending)		4,278,577
Total income		9,718,032
Expenses
Management fee	$2,135,581
Independent trustees' fees and expenses	2,479
Miscellaneous	219
Total expenses before reductions	2,138,279
Expense reductions	(25,053)
Total expenses after reductions		2,113,226
Net investment income (loss)		7,604,806
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $22,929)	28,877,551
Fidelity Central Funds	(215,458)
Foreign currency transactions	(2,985)
Futures contracts	4,223,976
Capital gain distributions from Fidelity Central Funds	3,007,180
Total net realized gain (loss)		35,890,264
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $13,970)	106,383,246
Fidelity Central Funds	(2,040,632)
Unfunded commitments	(55,158)
Assets and liabilities in foreign currencies	(284)
Futures contracts	(356,490)
Total change in net unrealized appreciation (depreciation)		103,930,682
Net gain (loss)		139,820,946
Net increase (decrease) in net assets resulting from operations		$147,425,752

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2021	Year ended August 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,604,806	$4,831,530
Net realized gain (loss)	35,890,264	(1,327,982)
Change in net unrealized appreciation (depreciation)	103,930,682	59,384,119
Net increase (decrease) in net assets resulting from operations	147,425,752	62,887,667
Distributions to shareholders	(12,709,392)	(3,938,929)
Share transactions
Proceeds from sales of shares	545,690,579	445,931,723
Reinvestment of distributions	12,709,392	3,938,929
Cost of shares redeemed	(162,643,116)	(83,468,998)
Net increase (decrease) in net assets resulting from share transactions	395,756,855	366,401,654
Total increase (decrease) in net assets	530,473,215	425,350,392
Net Assets
Beginning of period	426,979,407	1,629,015
End of period	$957,452,622	$426,979,407
Other Information
Shares
Sold	39,877,264	42,252,527
Issued in reinvestment of distributions	979,766	384,123
Redeemed	(11,758,073)	(7,922,213)
Net increase (decrease)	29,098,957	34,714,437

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Balanced K6 Fund

Years ended August 31,	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$12.24	$10.23	$10.00
Income from Investment Operations
Net investment income (loss)B	.16	.19	.04
Net realized and unrealized gain (loss)	2.87	1.97	.20
Total from investment operations	3.03	2.16	.24
Distributions from net investment income	(.14)	(.14)	(.01)
Distributions from net realized gain	(.16)	(.01)	–
Total distributions	(.30)	(.15)	(.01)
Net asset value, end of period	$14.97	$12.24	$10.23
Total ReturnC,D	25.14%	21.36%	2.35%
Ratios to Average Net AssetsE,F
Expenses before reductions	.32%	.32%	.32%G
Expenses net of fee waivers, if any	.32%	.32%	.32%G
Expenses net of all reductions	.32%	.31%	.32%G
Net investment income (loss)	1.14%	1.75%	2.00%G
Supplemental Data
Net assets, end of period (000 omitted)	$957,453	$426,979	$1,629
Portfolio turnover rateH	42%I	76%I	6%J

 A For the period June 14, 2019 (commencement of operations) to August 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2021

1. Organization.

Fidelity Balanced K6 Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity High Income Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of income and may also seek capital appreciation by investing primarily in debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.	Delayed Delivery & When Issued Securities Foreign Securities Loans & Direct Debt Instruments Restricted Securities	Less than .005%
Fidelity Investment Grade Bond Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of income by normally investing in investment–grade debt securities.	Delayed Delivery & When Issued Securities Futures Options Restricted Securities Swaps	Less than .005%
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the investing fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying mutual funds or exchange-traded funds (ETFs), futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, capital loss carryforwards, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$171,116,091
Gross unrealized depreciation	(9,315,098)
Net unrealized appreciation (depreciation)	$161,800,993
Tax Cost	$796,517,266

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$18,340,543
Undistributed long-term capital gain	$13,623,408
Net unrealized appreciation (depreciation) on securities and other investments	$161,801,985

Due to large subscriptions in a prior period, the Fund is subject to an annual limit on its use of some of its unrealized capital losses to offset capital gains in the future periods. If those losses are realized and the limitation prevents the Fund from using any of those losses in a future period, those capital losses will be available to offset capital gains in subsequent periods.

The tax character of distributions paid was as follows:

	August 31, 2021	August 31, 2020
Ordinary Income	$11,464,714	$ 3,897,839
Long-term Capital Gains	1,244,678	41,090
Total	$12,709,392	$ 3,938,929

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on these commitments is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and in the Statement of Operations as Change in unrealized appreciation (depreciation) on unfunded commitments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Balanced K6 Fund	309,926,493	261,101,098

Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Balanced K6 Fund	26,062,904	360,632,992

Prior Year Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Balanced K6 Fund	29,786,195	310,013,608

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .32% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Balanced K6 Fund	$6,072

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Balanced K6 Fund	15,996,249	11,406,468

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. Effective during January 2021, commitment fees are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Balanced K6 Fund	$219

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Balanced K6 Fund	$888	$–	$–

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $25,008 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $45.

10. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Balanced K6 Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Balanced K6 Fund (one of the funds constituting Fidelity Puritan Trust, referred to hereafter as the “Fund”) as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the two years in the period ended August 31, 2021 and for the period June 14, 2019 (commencement of operations) to August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the two years in the period ended August 31, 2021 and for the period June 14, 2019 (commencement of operations) to August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 15, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 313 funds. Mr. Chiel oversees 178 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2021 to August 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During Period-B March 1, 2021 to August 31, 2021
Fidelity Balanced K6 Fund	.32%
Actual		$1,000.00	$1,125.50	$1.71
Hypothetical-C		$1,000.00	$1,023.59	$1.63

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Balanced K6 Fund voted to pay on October 11, 2021, to shareholders of record at the opening of business on October 8, 2021, a distribution of $0.433 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.04 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2021, $13,643,976, or, if subsequently determined to be different, the net capital gain of such year.

A total of 6.63% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 98.03% and 99.29% of the short-term capital gain dividends distributed in October and December, respectively during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates 2%, 20%, 100%, and 100% of the dividends distributed in October, December, April, and July, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 3%, 22%, 100%, and 100% of the dividends distributed in October, December, April, and July, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 1%, 2%, 0%, and 0% of the dividends distributed in October, December, April, and July, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Balanced K6 Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in January 2020. The Board will continue to monitor closely the fund's performance, taking into account the portfolio management change.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net total return information for the fund and an appropriate benchmark index and peer group for the most recent one-year period ended September 30, 2020, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Balanced K6 Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods ended September 30 (June 30 for the period ended 2019) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked is also included in the chart and was considered by the Board.

Fidelity Balanced K6 Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020.

The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's unitary fee rate as well as other fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the fund, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the fund's total expense ratio ranked below the SLTG competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

BAL-K6-ANN-1021
1.9893903.102

Fidelity® Puritan® Fund

Annual Report

August 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® Puritan® Fund	20.33%	13.82%	12.01%
Class K	20.43%	13.92%	12.12%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Puritan® Fund, a class of the fund, on August 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$31,081	Fidelity® Puritan® Fund
$45,424	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 31.17% for the 12 months ending August 31, 2021, as U.S. equities continued a historic rebound following a steep but brief decline due to the early-2020 outbreak and spread of COVID-19. The rally slowed in September 2020, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as uncertainty about the election. But as the calendar turned, investors grew hopeful. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. As part of the “reopening” theme, investors favored cheap smaller companies that stood to benefit from a broad cyclical recovery. A flattish May reflected concerns about inflation and jobs, but the uptrend resumed through August, driven by corporate earnings. Notably, this leg saw momentum shift back to large growth, as easing rates and a hawkish Fed stymied the reflation trade. By sector, financials and energy led the way for the full year, whereas the consumer segments notably lagged. Turning to fixed income, U.S. taxable investment-grade bonds posted a modest decline for the 12 months, hampered by markedly higher interest rates. The Bloomberg U.S. Aggregate Bond Index returned -0.08%. Meanwhile, strong fundamentals bolstered high-yield bonds, up 10.26%, as per the ICE BofA® US High Yield Constrained Index.

Comments from Portfolio Manager Daniel Kelley:  For the fiscal year, the fund’s share classes gained roughly 20%, outpacing the 17.92% advance of the Fidelity Puritan Composite Index℠ – a 60/40 blend of the S&P 500® index and the Bloomberg U.S. Aggregate Bond Index. Versus the Composite index, a sizable underweighting and security selection in investment-grade bonds contributed most the past 12 months. Within the investment-grade subportfolio, an overweighting in corporate bonds and underweighting in mortgage-backed securities aided relative performance. An overweighting in equities – about 70% of assets – also contributed to the fund’s outperformance of the Composite index, but was more than offset by security selection. Within the equities subportfolio, stock picks in the consumer discretionary and financials sectors and positioning in the energy sector hindered relative performance. Notable detractors included non-Composite stakes in ride share company Uber Technologies (+17%) and privately held media company Vice Group Holding. An overweighting in card processor Mastercard (-3%) also detracted. Conversely, an underweighting in consumer staples stocks, overweighting in materials and security selection in information technology aided relative performance. Top equity contributors were Google-parent company Alphabet (+77%) and copper mining company Freeport-McMoRan (+135%).

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

Top Five Stocks as of August 31, 2021

% of fund's net assets
Alphabet, Inc. Class C	6.3
Microsoft Corp.	3.9
Amazon.com, Inc.	3.2
Facebook, Inc. Class A	2.6
NVIDIA Corp.	2.0
18.0

Top Five Bond Issuers as of August 31, 2021

(with maturities greater than one year)	% of fund's net assets
U.S. Treasury Obligations	5.9
Uniform Mortgage Backed Securities	2.1
Ginnie Mae	1.6
Freddie Mac	1.6
Fannie Mae	1.1
12.3

Top Five Market Sectors as of August 31, 2021

% of fund's net assets
Information Technology	17.9
Financials	13.3
Communication Services	12.1
Consumer Discretionary	11.1
Health Care	8.8

Asset Allocation (% of fund's net assets)

As of August 31, 2021*
Stocks	69.8%
Bonds	29.7%
Convertible Securities	0.4%
Other Investments	0.3%
Short-Term Investments and Net Other Assets (Liabilities)**	(0.2)%

 * Foreign investments - 9.4%

 ** Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Percentages are adjusted for the effect of futures contracts and swaps, if applicable.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Schedule of Investments August 31, 2021

Showing Percentage of Net Assets

Common Stocks - 69.3%
	Shares	Value (000s)
COMMUNICATION SERVICES - 10.5%
Entertainment - 1.0%
Electronic Arts, Inc.	253,916	$36,871
Endeavor Group Holdings, Inc. (a)(b)	347,510	9,035
Endeavor Group Holdings, Inc. (a)	2,684,222	66,300
Live Nation Entertainment, Inc. (a)	154,648	13,408
LiveXLive Media, Inc. (a)(b)(c)	6,782,241	23,263
Netflix, Inc. (a)	98,373	55,993
Roblox Corp. (a)(b)	166,833	13,689
The Walt Disney Co. (a)	791,637	143,524
		362,083
Interactive Media & Services - 9.2%
Alphabet, Inc. Class C (a)	753,371	2,191,733
Facebook, Inc. Class A (a)	2,325,640	882,301
Snap, Inc. Class A (a)	1,245,647	94,806
		3,168,840
Media - 0.0%
Vice Holding, Inc. (d)	1,417,475	0
Wireless Telecommunication Services - 0.3%
T-Mobile U.S., Inc. (a)	752,109	103,054

TOTAL COMMUNICATION SERVICES		3,633,977

CONSUMER DISCRETIONARY - 10.0%
Automobiles - 0.4%
General Motors Co. (a)	2,937,811	143,982
Neutron Holdings, Inc. (a)(d)(e)	4,168,198	459
Thor Industries, Inc.	11,662	1,323
		145,764
Hotels, Restaurants & Leisure - 1.7%
Airbnb, Inc. Class A	1,416,113	219,483
Booking Holdings, Inc. (a)	33,211	76,374
Compass Group PLC (a)	1,311,501	27,096
Flutter Entertainment PLC (a)	67,469	13,093
Hilton Worldwide Holdings, Inc. (a)	128,444	16,038
Las Vegas Sands Corp. (a)	158,794	7,084
Marriott International, Inc. Class A (a)	821,347	110,997
Penn National Gaming, Inc. (a)	545,072	44,205
Starbucks Corp.	469,936	55,213
		569,583
Household Durables - 0.9%
Blu Investments LLC (a)(d)(e)	14,988,638	5
D.R. Horton, Inc.	1,433,716	137,092
Lennar Corp. Class A	775,863	83,258
NVR, Inc. (a)	6,153	31,872
Toll Brothers, Inc.	778,209	49,852
		302,079
Internet & Direct Marketing Retail - 3.4%
Amazon.com, Inc. (a)	318,406	1,105,120
eBay, Inc.	122,300	9,385
Etsy, Inc. (a)	152,000	32,872
Revolve Group, Inc. (a)	218,759	12,570
thredUP, Inc. (a)	74,068	1,420
Wayfair LLC Class A (a)	43,231	12,137
		1,173,504
Leisure Products - 0.0%
BRP, Inc.	66,242	5,550
Multiline Retail - 0.1%
Dollar General Corp.	82,800	18,457
Specialty Retail - 2.2%
American Eagle Outfitters, Inc.	387,954	11,840
Aritzia, Inc. (a)	715,419	23,379
Burlington Stores, Inc. (a)	8,462	2,534
Gap, Inc.	3,525,683	94,242
Industria de Diseno Textil SA	6,730,696	229,930
Lowe's Companies, Inc.	340,623	69,450
RH (a)	14,713	10,309
The Home Depot, Inc.	611,774	199,548
TJX Companies, Inc.	1,806,836	131,393
Urban Outfitters, Inc. (a)	119,874	3,958
		776,583
Textiles, Apparel & Luxury Goods - 1.3%
Brunello Cucinelli SpA (a)	1,319,926	77,769
Capri Holdings Ltd. (a)	827,725	46,775
LVMH Moet Hennessy Louis Vuitton SE	103,980	77,029
Moncler SpA	512,762	32,815
NIKE, Inc. Class B	290,433	47,846
Ralph Lauren Corp.	379,455	44,066
Tapestry, Inc.	2,157,502	86,990
Tory Burch LLC:
Class A (a)(d)(e)(f)	702,741	30,516
Class B (a)(d)(e)(f)	324,840	15,047
		458,853

TOTAL CONSUMER DISCRETIONARY		3,450,373

CONSUMER STAPLES - 2.3%
Beverages - 2.0%
Diageo PLC	4,520,072	217,292
Monster Beverage Corp. (a)	2,541,781	248,002
The Coca-Cola Co.	3,946,828	222,246
		687,540
Personal Products - 0.3%
Estee Lauder Companies, Inc. Class A	237,121	80,737
L'Oreal SA (a)	10,431	4,881
The Honest Co., Inc.	2,456,110	23,753
		109,371

TOTAL CONSUMER STAPLES		796,911

ENERGY - 3.0%
Energy Equipment & Services - 0.1%
Halliburton Co.	1,953,379	39,029
Oil, Gas & Consumable Fuels - 2.9%
Antero Resources Corp. (a)	3,992,270	54,774
Devon Energy Corp.	1,570,005	46,394
EOG Resources, Inc.	2,373,419	160,253
Exxon Mobil Corp.	3,536,273	192,798
Hess Corp.	1,954,740	134,388
Pioneer Natural Resources Co.	644,103	96,403
Range Resources Corp. (a)(b)	7,158,928	104,664
Reliance Industries Ltd.	1,571,300	48,639
Suncor Energy, Inc. (b)	7,737,513	144,490
		982,803

TOTAL ENERGY		1,021,832

FINANCIALS - 8.6%
Banks - 3.4%
Bank of America Corp.	10,212,406	426,368
JPMorgan Chase & Co.	1,420,142	227,152
M&T Bank Corp.	250,561	35,081
PNC Financial Services Group, Inc.	100,857	19,274
Starling Bank Ltd. Series D (a)(d)	6,529,200	11,619
Wells Fargo & Co.	9,980,106	456,091
		1,175,585
Capital Markets - 2.3%
Bank of New York Mellon Corp.	92,508	5,108
BlackRock, Inc. Class A	168,512	158,956
Charles Schwab Corp.	558,253	40,669
Goldman Sachs Group, Inc.	289,924	119,886
Morgan Stanley	3,622,222	378,269
Morningstar, Inc.	101,555	27,216
MSCI, Inc.	111,700	70,883
		800,987
Consumer Finance - 1.6%
American Express Co.	1,292,718	214,539
Capital One Financial Corp.	1,749,312	290,333
Discover Financial Services	413,955	53,077
		557,949
Diversified Financial Services - 0.3%
Ant International Co. Ltd. Class C (a)(d)(e)	1,782,512	4,456
Berkshire Hathaway, Inc. Class B (a)	371,151	106,064
New Moda LLC Class 1 (d)	62,880	1,801
		112,321
Insurance - 1.0%
American Financial Group, Inc.	441,120	60,848
Arthur J. Gallagher & Co.	969,850	139,290
Hartford Financial Services Group, Inc.	468,589	31,499
Progressive Corp.	815,592	78,574
The Travelers Companies, Inc.	178,696	28,540
		338,751

TOTAL FINANCIALS		2,985,593

HEALTH CARE - 7.9%
Biotechnology - 1.4%
AbbVie, Inc.	1,500,649	181,248
Generation Bio Co. (a)	125,215	3,130
Nuvalent, Inc. Class A (a)	90,700	3,304
Regeneron Pharmaceuticals, Inc. (a)	407,669	274,524
Revolution Medicines, Inc. (a)	150,772	4,386
		466,592
Health Care Equipment & Supplies - 1.5%
Boston Scientific Corp. (a)	2,755,877	124,428
Danaher Corp.	228,649	74,119
DexCom, Inc. (a)	19,119	10,122
Hologic, Inc. (a)	171,416	13,568
Stryker Corp.	1,122,852	311,142
		533,379
Health Care Providers & Services - 1.6%
Cigna Corp.	373,874	79,130
Guardant Health, Inc. (a)	31,957	4,067
Humana, Inc.	295,106	119,642
UnitedHealth Group, Inc.	869,070	361,768
		564,607
Life Sciences Tools & Services - 1.5%
Bio-Techne Corp.	11,825	5,902
Bruker Corp.	1,702,375	150,337
IQVIA Holdings, Inc. (a)	32,400	8,415
Maravai LifeSciences Holdings, Inc.	381,800	22,595
Sartorius Stedim Biotech	58,232	35,314
Stevanato Group SpA	299,881	7,425
Thermo Fisher Scientific, Inc.	484,817	269,049
		499,037
Pharmaceuticals - 1.9%
Eli Lilly & Co.	1,745,245	450,779
Royalty Pharma PLC	497,328	19,222
Zoetis, Inc. Class A	951,455	194,630
		664,631

TOTAL HEALTH CARE		2,728,246

INDUSTRIALS - 6.2%
Aerospace & Defense - 1.2%
Airbus Group NV (a)	397,978	54,442
Howmet Aerospace, Inc.	803,680	25,517
Northrop Grumman Corp.	180,399	66,333
Space Exploration Technologies Corp.:
Class A (a)(d)(e)	41,122	17,271
Class C (a)(d)(e)	5,607	2,355
The Boeing Co. (a)	1,198,714	263,118
		429,036
Air Freight & Logistics - 0.3%
United Parcel Service, Inc. Class B	489,251	95,712
Airlines - 0.0%
Delta Air Lines, Inc. (a)	103,674	4,193
Building Products - 0.9%
Carrier Global Corp.	715,784	41,229
Fortune Brands Home & Security, Inc.	215,831	21,015
Trane Technologies PLC	1,209,222	240,031
		302,275
Commercial Services & Supplies - 0.2%
TulCo LLC (a)(d)(e)(f)	42,857	65,811
Construction & Engineering - 0.7%
Quanta Services, Inc.	2,427,604	247,858
Electrical Equipment - 0.6%
Acuity Brands, Inc.	579,375	106,912
AMETEK, Inc.	527,422	71,714
Rockwell Automation, Inc.	96,768	31,493
		210,119
Industrial Conglomerates - 0.5%
General Electric Co.	1,574,003	165,916
Honeywell International, Inc.	41,038	9,517
		175,433
Machinery - 0.6%
Caterpillar, Inc.	468,937	98,885
Deere & Co.	125,296	47,366
Otis Worldwide Corp.	804,290	74,172
		220,423
Professional Services - 0.2%
Experian PLC	1,319,811	58,217
Road & Rail - 0.9%
Canadian Pacific Railway Ltd.	1,060,975	72,984
Lyft, Inc. (a)	49,776	2,370
Old Dominion Freight Lines, Inc.	122,137	35,263
Uber Technologies, Inc. (a)	4,888,427	191,333
		301,950
Trading Companies & Distributors - 0.1%
AerCap Holdings NV (a)	709,836	38,281

TOTAL INDUSTRIALS		2,149,308

INFORMATION TECHNOLOGY - 17.3%
IT Services - 2.6%
Accenture PLC Class A	559,286	188,233
Flywire Corp. (a)	47,458	2,084
MasterCard, Inc. Class A	1,351,236	467,838
MongoDB, Inc. Class A (a)	37,900	14,850
PayPal Holdings, Inc. (a)	451,058	130,202
Snowflake Computing, Inc.	27,189	8,275
Square, Inc. (a)	298,700	80,073
VeriSign, Inc. (a)	77,420	16,743
		908,298
Semiconductors & Semiconductor Equipment - 5.7%
Advanced Micro Devices, Inc. (a)	1,345,428	148,966
ASML Holding NV	140,957	117,423
KLA Corp.	156,748	53,288
Lam Research Corp.	355,832	215,214
Marvell Technology, Inc.	9,908,770	606,318
NVIDIA Corp.	3,087,909	691,228
NXP Semiconductors NV	322,383	69,354
Qualcomm, Inc.	462,478	67,841
		1,969,632
Software - 7.0%
Adobe, Inc. (a)	414,994	275,432
Atom Tickets LLC (a)(d)(e)(f)	2,580,511	1,523
Crowdstrike Holdings, Inc. (a)	36,200	10,172
Dynatrace, Inc. (a)	403,659	27,743
FireEye, Inc. (a)	536,033	9,750
HubSpot, Inc. (a)	151,397	103,627
Intuit, Inc.	368,091	208,380
Microsoft Corp.	4,465,664	1,348,095
Salesforce.com, Inc. (a)	1,261,065	334,523
Tenable Holdings, Inc. (a)	205,786	9,131
Workday, Inc. Class A (a)	107,387	29,334
Zoom Video Communications, Inc. Class A (a)	143,000	41,399
		2,399,109
Technology Hardware, Storage & Peripherals - 2.0%
Apple, Inc.	4,053,849	615,496
Samsung Electronics Co. Ltd.	1,198,380	79,313
		694,809

TOTAL INFORMATION TECHNOLOGY		5,971,848

MATERIALS - 2.8%
Chemicals - 1.5%
Albemarle Corp. U.S.	87,151	20,632
Celanese Corp. Class A	181,600	28,802
CF Industries Holdings, Inc.	1,485,667	67,479
Corbion NV	201,095	10,808
DuPont de Nemours, Inc.	2,225,277	164,715
International Flavors & Fragrances, Inc.	480,270	72,761
Linde PLC	51,966	16,348
Olin Corp.	820,924	40,915
Sherwin-Williams Co.	136,597	41,480
The Chemours Co. LLC	1,314,744	44,057
		507,997
Containers & Packaging - 0.2%
Avery Dennison Corp.	257,201	57,971
Metals & Mining - 1.1%
Anglo American PLC (United Kingdom)	274,044	11,574
Cleveland-Cliffs, Inc. (a)	806,298	18,924
First Quantum Minerals Ltd.	2,260,303	47,082
Franco-Nevada Corp.	35,785	5,220
Freeport-McMoRan, Inc.	3,259,374	118,609
Newmont Corp.	532,793	30,897
Nucor Corp.	794,939	93,453
Rio Tinto PLC sponsored ADR (b)	777,777	58,388
		384,147

TOTAL MATERIALS		950,115

REAL ESTATE - 0.6%
Equity Real Estate Investment Trusts (REITs) - 0.6%
American Tower Corp.	306,400	89,521
Equity Residential (SBI)	976,232	82,072
Lamar Advertising Co. Class A	127,229	14,482
		186,075
Real Estate Management & Development - 0.0%
Realogy Holdings Corp. (a)	349,696	6,137

TOTAL REAL ESTATE		192,212

UTILITIES - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
Brookfield Renewable Corp. (b)	762,511	33,416
TOTAL COMMON STOCKS
(Cost $13,963,248)		23,913,831

Preferred Stocks - 0.3%
Convertible Preferred Stocks - 0.3%
CONSUMER DISCRETIONARY - 0.2%
Internet & Direct Marketing Retail - 0.0%
Reddit, Inc. Series E (d)(e)	28,500	1,761
Textiles, Apparel & Luxury Goods - 0.2%
Goop International Holdings, Inc.:
Series C (a)(d)(e)	1,881,874	26,271
Series D (a)(d)(e)	342,241	4,778
Rent the Runway, Inc.:
Series E (a)(d)(e)	1,378,930	20,325
Series F (a)(d)(e)	223,676	3,297
		54,671
TOTAL CONSUMER DISCRETIONARY		56,432
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Get Heal, Inc. Series B (a)(d)(e)	8,512,822	334
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp. Series H (a)(d)(e)	51,921	21,806
INFORMATION TECHNOLOGY - 0.0%
IT Services - 0.0%
ByteDance Ltd. Series E1 (d)(e)	145,676	15,112

TOTAL CONVERTIBLE PREFERRED STOCKS		93,684

Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Neutron Holdings, Inc.:
Series 1C (a)(d)(e)	38,589,900	4,245
Series 1D (a)(d)(e)	40,824,742	4,491
		8,736
TOTAL PREFERRED STOCKS
(Cost $103,735)		102,420
	Principal Amount (000s)	Value (000s)

Convertible Bonds - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Neutron Holdings, Inc.: (Cost $1,725)
4% 5/22/27 (d)(e)	1,371	1,371
4% 6/12/27 (d)(e)	354	354
TOTAL CONVERTIBLE BONDS
(Cost $1,725)		1,725
	Shares	Value (000s)

Fixed-Income Funds - 28.8%
Fidelity High Income Central Fund (g)	16,305,823	1,883,486
Fidelity Investment Grade Bond Central Fund (g)	69,701,025	8,061,621
TOTAL FIXED-INCOME FUNDS
(Cost $9,418,166)		9,945,107

Money Market Funds - 1.8%
Fidelity Cash Central Fund 0.06% (h)	502,054,097	502,155
Fidelity Securities Lending Cash Central Fund 0.06% (h)(i)	114,168,035	114,179
TOTAL MONEY MARKET FUNDS
(Cost $616,333)		616,334
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $24,103,207)		34,579,417
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(73,877)
NET ASSETS - 100%		$34,505,540

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Level 3 security

 (e) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $241,588,000 or 0.7% of net assets.

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Ant International Co. Ltd. Class C	5/16/18	$10,000
Atom Tickets LLC	8/15/17	$15,000
Blu Investments LLC	5/21/20	$26
ByteDance Ltd. Series E1	11/18/20	$15,962
Get Heal, Inc. Series B	11/7/16	$2,597
Goop International Holdings, Inc. Series C	12/15/17	$20,000
Goop International Holdings, Inc. Series D	6/21/19	$5,000
Neutron Holdings, Inc.	2/4/21	$42
Neutron Holdings, Inc. Series 1C	7/3/18 - 1/25/19	$7,056
Neutron Holdings, Inc. Series 1D	7/3/18 - 1/25/19	$9,900
Neutron Holdings, Inc. 4% 5/22/27	6/4/20	$1,371
Neutron Holdings, Inc. 4% 6/12/27	6/12/20	$354
Reddit, Inc. Series E	5/18/21	$1,211
Rent the Runway, Inc. Series E	12/22/16	$30,000
Rent the Runway, Inc. Series F	3/21/19	$5,000
Space Exploration Technologies Corp. Class A	9/11/17	$5,551
Space Exploration Technologies Corp. Class C	9/11/17	$757
Space Exploration Technologies Corp. Series H	8/4/17	$7,009
Tory Burch LLC Class A	5/14/15	$50,000
Tory Burch LLC Class B	12/31/12	$17,505
TulCo LLC	8/24/17 - 12/14/17	$15,000

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds(a)	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$87,214	$4,782,878	$4,367,938	$158	$1	$--	$502,155	0.8%
Fidelity High Income Central Fund	1,305,765	448,716	9,066	88,520	1,449	136,622	1,883,486	77.4%
Fidelity Investment Grade Bond Central Fund	7,328,753	1,098,744	180,050	340,473	3,825	(189,651)	8,061,621	24.4%
Fidelity Securities Lending Cash Central Fund 0.06%	25,447	1,347,756	1,259,024	167	--	--	114,179	0.3%
Total	$8,747,179	$7,678,094	$5,816,078	$429,318	$5,275	$(53,029)	$10,561,441

 (a) Includes the value of securities delivered through in-kind transactions, if applicable.

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds(a)	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
LiveXLive Media, Inc.	$26,752	$1,369	$19,274	$--	$5,040	$9,376	$23,263
Total	$26,752	$1,369	$19,274	$--	$5,040	$9,376	$23,263

 (a) Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$3,633,977	$3,567,677	$66,300	$--
Consumer Discretionary	3,515,541	3,070,291	334,055	111,195
Consumer Staples	796,911	555,866	241,045	--
Energy	1,021,832	1,021,832	--	--
Financials	2,985,593	2,967,717	--	17,876
Health Care	2,728,580	2,728,246	--	334
Industrials	2,171,114	1,951,212	112,659	107,243
Information Technology	5,986,960	5,970,325	--	16,635
Materials	950,115	938,541	11,574	--
Real Estate	192,212	192,212	--	--
Utilities	33,416	33,416	--	--
Corporate Bonds	1,725	--	--	1,725
Fixed-Income Funds	9,945,107	9,945,107	--	--
Money Market Funds	616,334	616,334	--	--
Total Investments in Securities:	$34,579,417	$33,558,776	$765,633	$255,008

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Beginning Balance	$422,697
Net Realized Gain (Loss) on Investment Securities	(22,538)
Net Unrealized Gain (Loss) on Investment Securities	(61,279)
Cost of Purchases	57,511
Proceeds of Sales	(112,387)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	(28,996)
Ending Balance	$255,008
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at August 31, 2021	$14,690

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund’s Statement of Operations.

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

U.S. Government and U.S. Government Agency Obligations	13.4%
AAA,AA,A	3.6%
BBB	6.2%
BB	3.0%
B	1.6%
CCC,CC,C	1.1%
Not Rated	0.7%
Equities	70.0%
Short-Term Investments and Net Other Assets	0.4%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		August 31, 2021
Assets
Investment in securities, at value (including securities loaned of $108,726) — See accompanying schedule: Unaffiliated issuers (cost $14,048,130)	$23,994,713
Fidelity Central Funds (cost $10,034,499)	10,561,441
Other affiliated issuers (cost $20,578)	23,263
Total Investment in Securities (cost $24,103,207)		$34,579,417
Cash		4
Restricted cash		2,529
Receivable for investments sold		87,500
Receivable for fund shares sold		10,912
Dividends receivable		21,481
Interest receivable		85
Distributions receivable from Fidelity Central Funds		38
Prepaid expenses		54
Other receivables		7,371
Total assets		34,709,391
Liabilities
Payable for investments purchased	$34,128
Payable for fund shares redeemed	15,014
Accrued management fee	10,688
Deferred taxes	15,570
Other affiliated payables	3,180
Other payables and accrued expenses	11,081
Collateral on securities loaned	114,190
Total liabilities		203,851
Net Assets		$34,505,540
Net Assets consist of:
Paid in capital		$20,582,700
Total accumulated earnings (loss)		13,922,840
Net Assets		$34,505,540
Net Asset Value and Maximum Offering Price
Puritan:
Net Asset Value, offering price and redemption price per share ($28,846,163 ÷ 973,714 shares)		$29.62
Class K:
Net Asset Value, offering price and redemption price per share ($5,659,377 ÷ 191,182 shares)		$29.60

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended August 31, 2021
Investment Income
Dividends		$192,233
Interest		70
Income from Fidelity Central Funds (including $167 from security lending)		262,466
Total income		454,769
Expenses
Management fee	$119,781
Transfer agent fees	34,294
Accounting fees	2,316
Custodian fees and expenses	320
Independent trustees' fees and expenses	132
Registration fees	332
Audit	175
Legal	39
Interest	6
Miscellaneous	152
Total expenses before reductions	157,547
Expense reductions	(1,690)
Total expenses after reductions		155,857
Net investment income (loss)		298,912
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $251)	4,114,158
Fidelity Central Funds	5,275
Other affiliated issuers	5,040
Foreign currency transactions	(66)
Written options	15,967
Capital gain distributions from Fidelity Central Funds	166,852
Total net realized gain (loss)		4,307,226
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred taxes of $14,120)	1,363,873
Fidelity Central Funds	(53,029)
Other affiliated issuers	9,376
Assets and liabilities in foreign currencies	4
Total change in net unrealized appreciation (depreciation)		1,320,224
Net gain (loss)		5,627,450
Net increase (decrease) in net assets resulting from operations		$5,926,362

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended August 31, 2021	Year ended August 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$298,912	$359,545
Net realized gain (loss)	4,307,226	1,034,051
Change in net unrealized appreciation (depreciation)	1,320,224	3,971,306
Net increase (decrease) in net assets resulting from operations	5,926,362	5,364,902
Distributions to shareholders	(1,493,206)	(1,142,365)
Share transactions - net increase (decrease)	426,506	(1,557,492)
Total increase (decrease) in net assets	4,859,662	2,665,045
Net Assets
Beginning of period	29,645,878	26,980,833
End of period	$34,505,540	$29,645,878

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Puritan Fund

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$25.87	$22.17	$25.10	$22.90	$21.07
Income from Investment Operations
Net investment income (loss)A	.25	.30	.34	.37	.37
Net realized and unrealized gain (loss)	4.79	4.35	(.27)	2.81	2.21
Total from investment operations	5.04	4.65	.07	3.18	2.58
Distributions from net investment income	(.25)	(.32)	(.36)B	(.32)	(.39)B
Distributions from net realized gain	(1.04)	(.63)	(2.63)B	(.67)	(.36)B
Total distributions	(1.29)	(.95)	(3.00)C	(.98)C	(.75)
Net asset value, end of period	$29.62	$25.87	$22.17	$25.10	$22.90
Total ReturnD	20.33%	21.84%	1.17%	14.34%	12.64%
Ratios to Average Net AssetsE,F
Expenses before reductions	.51%	.52%	.53%	.54%	.55%
Expenses net of fee waivers, if any	.51%	.52%	.53%	.53%	.55%
Expenses net of all reductions	.50%	.52%	.53%	.53%	.55%
Net investment income (loss)	.93%	1.33%	1.58%	1.54%	1.73%
Supplemental Data
Net assets, end of period (in millions)	$28,846	$24,168	$21,319	$22,864	$20,132
Portfolio turnover rateG	58%H	55%H	132%H	44%H	45%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Puritan Fund Class K

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$25.85	$22.15	$25.09	$22.89	$21.06
Income from Investment Operations
Net investment income (loss)A	.27	.32	.36	.39	.39
Net realized and unrealized gain (loss)	4.79	4.35	(.28)	2.81	2.21
Total from investment operations	5.06	4.67	.08	3.20	2.60
Distributions from net investment income	(.27)	(.34)	(.38)B	(.34)	(.41)B
Distributions from net realized gain	(1.04)	(.63)	(2.63)B	(.67)	(.36)B
Total distributions	(1.31)	(.97)	(3.02)C	(1.00)C	(.77)
Net asset value, end of period	$29.60	$25.85	$22.15	$25.09	$22.89
Total ReturnD	20.43%	21.97%	1.22%	14.44%	12.76%
Ratios to Average Net AssetsE,F
Expenses before reductions	.43%	.44%	.45%	.45%	.46%
Expenses net of fee waivers, if any	.43%	.44%	.45%	.45%	.46%
Expenses net of all reductions	.43%	.43%	.44%	.44%	.45%
Net investment income (loss)	1.00%	1.41%	1.67%	1.63%	1.82%
Supplemental Data
Net assets, end of period (in millions)	$5,659	$5,478	$5,662	$6,612	$6,198
Portfolio turnover rateG	58%H	55%H	132%H	44%H	45%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2021
(Amounts in thousands except percentages)

1. Organization.

Fidelity Puritan Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Puritan and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity High Income Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of income and may also seek capital appreciation by investing primarily in debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.	Delayed Delivery & When Issued Securities Foreign Securities Loans & Direct Debt Instruments Restricted Securities	Less than .005%
Fidelity Investment Grade Bond Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of income by normally investing in investment–grade debt securities.	Delayed Delivery & When Issued Securities Futures Options Restricted Securities Swaps	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the investing fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2021, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE) normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Puritan Fund	$1,786

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying mutual funds or exchange-traded funds (ETFs), foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in kind, deferred Trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$10,851,171
Gross unrealized depreciation	(401,072)
Net unrealized appreciation (depreciation)	$10,450,099
Tax Cost	$24,129,318

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$785,760
Undistributed long-term capital gain	$2,690,122
Net unrealized appreciation (depreciation) on securities and other investments	$10,450,137

The tax character of distributions paid was as follows:

	August 31, 2021	August 31, 2020
Ordinary Income	$429,786	$ 385,783
Long-term Capital Gains	1,063,420	756,582
Total	$1,493,206	$ 1,142,365

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity Puritan Fund	99,856.29

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

A summary of the value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options".

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Puritan Fund	18,235,566	19,087,109

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Puritan Fund	6,150	71,014	171,175	Puritan and Class K

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Puritan Fund	8,722	60,885	192,443	Puritan and Class K

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .15% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .38% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Puritan, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Puritan	$31,957.12
Class K	2,337.04
	$34,294

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Puritan Fund	.01

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Puritan Fund	$329

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Puritan Fund	Borrower	$123,296.32%		$6

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Puritan Fund	889,049	1,249,175

Prior Fiscal Year Affiliated Exchanges In-Kind. During the prior period, the Fund completed exchanges in-kind with Fidelity High Income Central Fund. The Fund delivered investments valued at $2,795 to Fidelity High Income Central Fund in exchange for 25 shares. The Fund recognized a net realized gain of $276 on investments delivered through in-kind redemptions. The Fund recognized gains for federal income tax purposes.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Puritan Fund	$60

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Puritan Fund	$17	$10	$151

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $1,395 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $295.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended August 31, 2021	Year ended August 31, 2020
Distributions to shareholders
Puritan	$1,223,651	$904,418
Class K	269,555	237,947
Total	$1,493,206	$1,142,365

11. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended August 31, 2021	Year ended August 31, 2020	Year ended August 31, 2021	Year ended August 31, 2020
Puritan
Shares sold	117,109	93,522	$3,144,444	$2,138,608
Reinvestment of distributions	45,125	39,150	1,157,117	854,875
Shares redeemed	(122,804)	(160,123)	(3,318,511)	(3,550,361)
Net increase (decrease)	39,430	(27,451)	$983,050	$(556,878)
Class K
Shares sold	28,702	33,218	$771,846	$752,610
Reinvestment of distributions	10,524	10,908	269,555	237,932
Shares redeemed	(59,997)	(87,753)	(1,597,945)	(1,991,156)
Net increase (decrease)	(20,771)	(43,627)	$(556,544)	$(1,000,614)

12. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Puritan Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Puritan Fund (one of the funds constituting Fidelity Puritan Trust, referred to hereafter as the “Fund”) as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 15, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 313 funds. Mr.Chiel oversees 178 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2021 to August 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During Period-B March 1, 2021 to August 31, 2021
Fidelity Puritan Fund
Puritan	.50%
Actual		$1,000.00	$1,110.90	$2.66
Hypothetical-C		$1,000.00	$1,022.68	$2.55
Class K	.43%
Actual		$1,000.00	$1,111.40	$2.29
Hypothetical-C		$1,000.00	$1,023.04	$2.19

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Puritan Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Puritan Fund
Puritan	10/11/21	10/08/21	$0.079	$2.937
Class K	10/11/21	10/08/21	$0.085	$2.937

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2021, $3,113,085,215, or, if subsequently determined to be different, the net capital gain of such year.

A total of 6.18% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $218,648,411 of distributions paid in the calendar year 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates 100% of the short-term capital gain dividend distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

Puritan designates 4%, 20%, 79%, and 79%; Class K designates 4%, 20%, 73%, and 71% of the dividends distributed in October, December, April, and July, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Puritan designates 5%, 23%, 93%, and 94%; Class K designates 5%, 23%, 86%, and 84% of the dividends distributed in October, December, April, and July, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Puritan designates 1%, 2%, 1%, and 1%; Class K designates 1%, 1%, 1%, and 1% of the dividends distributed in October, December, April, and July, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Puritan Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in June 2018 and October 2019. The Board will continue to monitor closely the fund's performance, taking into account the portfolio management changes.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods ended September 30, 2020, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Puritan Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Puritan Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020.

The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of a representative class of the fund compared to competitive fund median expenses. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the representative class, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total expense ratio of the retail class ranked below the SLTG competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

PUR-ANN-1021
1.536193.125

Fidelity® Puritan® K6 Fund

Annual Report

August 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2021	Past 1 year	Life of fundA
Fidelity® Puritan® K6 Fund	20.55%	20.40%

 A From June 14, 2019

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Puritan® K6 Fund on June 14, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$15,091	Fidelity® Puritan® K6 Fund
$16,276	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 31.17% for the 12 months ending August 31, 2021, as U.S. equities continued a historic rebound following a steep but brief decline due to the early-2020 outbreak and spread of COVID-19. The rally slowed in September 2020, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as uncertainty about the election. But as the calendar turned, investors grew hopeful. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. As part of the “reopening” theme, investors favored cheap smaller companies that stood to benefit from a broad cyclical recovery. A flattish May reflected concerns about inflation and jobs, but the uptrend resumed through August, driven by corporate earnings. Notably, this leg saw momentum shift back to large growth, as easing rates and a hawkish Fed stymied the reflation trade. By sector, financials and energy led the way for the full year, whereas the consumer segments notably lagged. Turning to fixed income, U.S. taxable investment-grade bonds posted a modest decline for the 12 months, hampered by markedly higher interest rates. The Bloomberg U.S. Aggregate Bond Index returned -0.08%. Meanwhile, strong fundamentals bolstered high-yield bonds, up 10.26%, as per the ICE BofA® US High Yield Constrained Index.

Comments from Portfolio Manager Daniel Kelley:  For the fiscal year, the fund gained 20.55%, outpacing the 17.92% advance of the Fidelity Puritan Composite Index℠ – a 60/40 blend of the S&P 500® index and the Bloomberg U.S. Aggregate Bond Index. Versus the Composite index, a sizable underweighting and security selection in investment-grade bonds contributed most the past 12 months. Within the investment-grade subportfolio, an overweighting in corporate bonds and underweighting in mortgage-backed securities aided relative performance. An overweighting in equities – about 70% of assets – also contributed to the fund’s outperformance of the Composite index, but was more than offset by security selection. Within the equities subportfolio, stock picks in the industrials and consumer discretionary sectors, underexposure to financials and positioning in energy hindered relative performance. Notable detractors included non-Composite exposure to both ride share company Uber Technologies (+14%) and Alibaba Group Holding (-27%), the latter of which was not held at period end. Conversely, an underweighting in consumer staples stocks and security selection in communication services and information technology aided relative performance. Top equity contributors were copper mining company Freeport-McMoRan (+129%) and Google-parent Alphabet (+78%).

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

Top Five Stocks as of August 31, 2021

% of fund's net assets
Alphabet, Inc. Class C	6.4
Microsoft Corp.	4.0
Amazon.com, Inc.	3.3
Facebook, Inc. Class A	2.6
NVIDIA Corp.	2.0
18.3

Top Five Bond Issuers as of August 31, 2021

(with maturities greater than one year)	% of fund's net assets
U.S. Treasury Obligations	5.9
Uniform Mortgage Backed Securities	2.1
Ginnie Mae	1.6
Freddie Mac	1.6
Fannie Mae	1.1
12.3

Top Five Market Sectors as of August 31, 2021

% of fund's net assets
Information Technology	18.1
Financials	13.4
Communication Services	12.3
Consumer Discretionary	11.0
Health Care	8.9

Asset Allocation (% of fund's net assets)

As of August 31, 2021*
Stocks	71.0%
Bonds	29.0%
Convertible Securities	0.1%
Other Investments	0.3%
Short-Term Investments and Net Other Assets (Liabilities)**	(0.4)%

 * Foreign investments - 9.8%

 ** Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Percentages are adjusted for the effect of futures contracts and swaps, if applicable.

Schedule of Investments August 31, 2021

Showing Percentage of Net Assets

Common Stocks - 69.8%
	Shares	Value
COMMUNICATION SERVICES - 10.7%
Entertainment - 1.1%
Electronic Arts, Inc.	5,013	$727,938
Endeavor Group Holdings, Inc. (a)(b)	55,268	1,436,968
Live Nation Entertainment, Inc. (a)	4,837	419,368
LiveXLive Media, Inc. (a)	121,123	415,452
Netflix, Inc. (a)	1,877	1,068,370
Roblox Corp. (a)	3,183	261,165
The Walt Disney Co. (a)	14,957	2,711,704
		7,040,965
Interactive Media & Services - 9.3%
Alphabet, Inc. Class C (a)	14,377	41,826,137
Facebook, Inc. Class A (a)	44,360	16,829,297
Snap, Inc. Class A (a)	23,776	1,809,591
		60,465,025
Wireless Telecommunication Services - 0.3%
T-Mobile U.S., Inc. (a)	14,515	1,988,845

TOTAL COMMUNICATION SERVICES		69,494,835

CONSUMER DISCRETIONARY - 10.1%
Automobiles - 0.4%
General Motors Co. (a)	56,037	2,746,373
Thor Industries, Inc.	811	91,992
		2,838,365
Hotels, Restaurants & Leisure - 1.7%
Airbnb, Inc. Class A	26,245	4,067,713
Booking Holdings, Inc. (a)	634	1,457,991
Compass Group PLC (a)	23,219	479,703
Flutter Entertainment PLC (a)	1,287	249,755
Hilton Worldwide Holdings, Inc. (a)	2,529	315,771
Las Vegas Sands Corp. (a)	5,264	234,827
Marriott International, Inc. Class A (a)	15,669	2,117,509
Penn National Gaming, Inc. (a)	14,776	1,198,334
Starbucks Corp.	8,576	1,007,594
		11,129,197
Household Durables - 0.9%
D.R. Horton, Inc.	27,352	2,615,398
Lennar Corp. Class A	14,507	1,556,746
NVR, Inc. (a)	120	621,593
Toll Brothers, Inc.	15,003	961,092
		5,754,829
Internet & Direct Marketing Retail - 3.4%
Amazon.com, Inc. (a)	6,074	21,081,578
eBay, Inc.	2,334	179,111
Etsy, Inc. (a)	2,595	561,195
Revolve Group, Inc. (a)	1,102	63,321
thredUP, Inc. (a)	332	6,364
Wayfair LLC Class A (a)	193	54,185
		21,945,754
Leisure Products - 0.0%
BRP, Inc.	1,309	109,677
Multiline Retail - 0.0%
Dollar General Corp.	968	215,777
Specialty Retail - 2.4%
American Eagle Outfitters, Inc.	26,398	805,667
Aritzia, Inc. (a)	13,525	441,989
Burlington Stores, Inc. (a)	38	11,381
Gap, Inc.	67,898	1,814,914
Industria de Diseno Textil SA	128,140	4,377,444
Lowe's Companies, Inc.	6,499	1,325,081
RH (a)	275	192,684
The Home Depot, Inc.	11,671	3,806,847
TJX Companies, Inc.	34,022	2,474,080
Urban Outfitters, Inc. (a)	2,507	82,781
		15,332,868
Textiles, Apparel & Luxury Goods - 1.3%
Brunello Cucinelli SpA (a)	24,615	1,450,302
Capri Holdings Ltd. (a)	16,716	944,621
LVMH Moet Hennessy Louis Vuitton SE	1,984	1,469,768
Moncler SpA	10,014	640,862
NIKE, Inc. Class B	5,747	946,761
Ralph Lauren Corp.	7,471	867,607
Tapestry, Inc.	43,537	1,755,412
		8,075,333

TOTAL CONSUMER DISCRETIONARY		65,401,800

CONSUMER STAPLES - 2.3%
Beverages - 2.0%
Diageo PLC	85,895	4,129,203
Monster Beverage Corp. (a)	48,491	4,731,267
The Coca-Cola Co.	76,403	4,302,253
		13,162,723
Personal Products - 0.3%
Estee Lauder Companies, Inc. Class A	4,407	1,500,539
L'Oreal SA (a)	169	79,080
		1,579,619

TOTAL CONSUMER STAPLES		14,742,342

ENERGY - 3.0%
Energy Equipment & Services - 0.1%
Halliburton Co.	38,630	771,827
Oil, Gas & Consumable Fuels - 2.9%
Antero Resources Corp. (a)	79,332	1,088,435
Devon Energy Corp.	30,361	897,168
EOG Resources, Inc.	46,235	3,121,787
Exxon Mobil Corp.	67,752	3,693,839
Hess Corp.	37,303	2,564,581
Pioneer Natural Resources Co.	12,093	1,809,959
Range Resources Corp. (a)	138,932	2,031,186
Reliance Industries Ltd. sponsored GDR (c)	14,956	925,029
Suncor Energy, Inc.	152,603	2,849,702
		18,981,686

TOTAL ENERGY		19,753,513

FINANCIALS - 8.7%
Banks - 3.4%
Bank of America Corp.	194,793	8,132,608
JPMorgan Chase & Co.	27,272	4,362,156
M&T Bank Corp.	4,845	678,348
PNC Financial Services Group, Inc.	2,008	383,729
Wells Fargo & Co.	188,542	8,616,369
		22,173,210
Capital Markets - 2.4%
Bank of New York Mellon Corp.	1,765	97,463
BlackRock, Inc. Class A	3,185	3,004,379
Charles Schwab Corp.	10,649	775,780
Goldman Sachs Group, Inc.	5,595	2,313,588
Morgan Stanley	69,483	7,256,110
Morningstar, Inc.	2,006	537,588
MSCI, Inc.	2,068	1,312,311
		15,297,219
Consumer Finance - 1.6%
American Express Co.	24,658	4,092,242
Capital One Financial Corp.	33,427	5,547,879
Discover Financial Services	7,896	1,012,425
		10,652,546
Diversified Financial Services - 0.3%
Berkshire Hathaway, Inc. Class B (a)	7,163	2,046,971
Insurance - 1.0%
American Financial Group, Inc.	8,687	1,198,285
Arthur J. Gallagher & Co.	18,503	2,657,401
Hartford Financial Services Group, Inc.	8,978	603,501
Progressive Corp.	15,740	1,516,392
The Travelers Companies, Inc.	3,493	557,867
		6,533,446

TOTAL FINANCIALS		56,703,392

HEALTH CARE - 8.0%
Biotechnology - 1.4%
AbbVie, Inc.	28,629	3,457,811
Generation Bio Co. (a)	2,807	70,175
Regeneron Pharmaceuticals, Inc. (a)	7,778	5,237,705
Revolution Medicines, Inc. (a)	2,877	83,692
		8,849,383
Health Care Equipment & Supplies - 1.6%
Boston Scientific Corp. (a)	52,575	2,373,761
Danaher Corp.	4,362	1,413,986
DexCom, Inc. (a)	377	199,591
Hologic, Inc. (a)	3,265	258,425
Stryker Corp.	21,505	5,959,036
		10,204,799
Health Care Providers & Services - 1.7%
Cigna Corp.	8,086	1,711,402
Guardant Health, Inc. (a)	629	80,053
Humana, Inc.	5,971	2,420,763
UnitedHealth Group, Inc.	16,553	6,890,517
		11,102,735
Life Sciences Tools & Services - 1.4%
Bio-Techne Corp.	233	116,300
Bruker Corp.	33,000	2,914,230
IQVIA Holdings, Inc. (a)	443	115,060
Maravai LifeSciences Holdings, Inc.	6,584	389,641
Sartorius Stedim Biotech	1,065	645,851
Stevanato Group SpA	119	2,946
Thermo Fisher Scientific, Inc.	9,285	5,152,711
		9,336,739
Pharmaceuticals - 1.9%
Eli Lilly & Co.	33,305	8,602,348
Royalty Pharma PLC	9,816	379,388
Zoetis, Inc. Class A	17,932	3,668,170
		12,649,906

TOTAL HEALTH CARE		52,143,562

INDUSTRIALS - 6.1%
Aerospace & Defense - 1.2%
Airbus Group NV (a)	7,595	1,038,967
Howmet Aerospace, Inc.	15,770	500,698
Northrop Grumman Corp.	3,318	1,220,029
The Boeing Co. (a)	24,109	5,291,926
		8,051,620
Air Freight & Logistics - 0.3%
United Parcel Service, Inc. Class B	9,222	1,804,100
Airlines - 0.0%
Delta Air Lines, Inc. (a)	3,103	125,485
Building Products - 0.9%
Carrier Global Corp.	13,654	786,470
Fortune Brands Home & Security, Inc.	4,069	396,199
Trane Technologies PLC	22,845	4,534,733
		5,717,402
Construction & Engineering - 0.7%
Quanta Services, Inc.	46,450	4,742,545
Electrical Equipment - 0.6%
Acuity Brands, Inc.	11,145	2,056,587
AMETEK, Inc.	10,302	1,400,763
Rockwell Automation, Inc.	1,905	619,982
		4,077,332
Industrial Conglomerates - 0.5%
General Electric Co.	30,023	3,164,724
Honeywell International, Inc.	840	194,804
		3,359,528
Machinery - 0.7%
Caterpillar, Inc.	8,945	1,886,232
Deere & Co.	2,433	919,747
Otis Worldwide Corp.	15,344	1,415,024
		4,221,003
Professional Services - 0.2%
Experian PLC	24,107	1,063,363
Road & Rail - 0.9%
Canadian Pacific Railway Ltd.	19,596	1,348,009
Lyft, Inc. (a)	224	10,665
Old Dominion Freight Lines, Inc.	2,399	692,639
Uber Technologies, Inc. (a)	93,243	3,649,531
		5,700,844
Trading Companies & Distributors - 0.1%
AerCap Holdings NV (a)	13,992	754,589

TOTAL INDUSTRIALS		39,617,811

INFORMATION TECHNOLOGY - 17.5%
IT Services - 2.7%
Accenture PLC Class A	10,663	3,588,739
Flywire Corp. (a)	42	1,844
MasterCard, Inc. Class A	26,451	9,158,130
MongoDB, Inc. Class A (a)	723	283,293
PayPal Holdings, Inc. (a)	8,707	2,513,363
Snowflake Computing, Inc.	541	164,653
Square, Inc. (a)	5,603	1,501,996
VeriSign, Inc. (a)	1,305	282,219
		17,494,237
Semiconductors & Semiconductor Equipment - 5.8%
Advanced Micro Devices, Inc. (a)	25,318	2,803,209
ASML Holding NV	2,743	2,285,029
KLA Corp.	3,077	1,046,057
Lam Research Corp.	6,789	4,106,123
Marvell Technology, Inc.	189,014	11,565,767
NVIDIA Corp.	58,900	13,184,765
NXP Semiconductors NV	7,116	1,530,865
Qualcomm, Inc.	9,394	1,378,006
		37,899,821
Software - 7.0%
Adobe, Inc. (a)	7,917	5,254,513
Crowdstrike Holdings, Inc. (a)	722	202,882
Dynatrace, Inc. (a)	7,762	533,482
FireEye, Inc. (a)	10,157	184,756
HubSpot, Inc. (a)	2,889	1,977,434
Intuit, Inc.	7,025	3,976,923
Microsoft Corp.	85,179	25,713,837
Salesforce.com, Inc. (a)	22,347	5,927,989
Tenable Holdings, Inc. (a)	4,176	185,289
Workday, Inc. Class A (a)	2,102	574,182
Zoom Video Communications, Inc. Class A (a)	3,475	1,006,013
		45,537,300
Technology Hardware, Storage & Peripherals - 2.0%
Apple, Inc.	77,337	11,742,077
Samsung Electronics Co. Ltd.	22,862	1,513,080
		13,255,157

TOTAL INFORMATION TECHNOLOGY		114,186,515

MATERIALS - 2.9%
Chemicals - 1.5%
Albemarle Corp. U.S.	1,700	402,458
Celanese Corp. Class A	3,465	549,549
CF Industries Holdings, Inc.	27,549	1,251,276
Corbion NV	4,243	228,052
DuPont de Nemours, Inc.	42,944	3,178,715
International Flavors & Fragrances, Inc.	8,845	1,340,018
Linde PLC	1,021	321,196
Olin Corp.	15,084	751,787
Sherwin-Williams Co.	2,640	801,689
The Chemours Co. LLC	26,332	882,385
		9,707,125
Containers & Packaging - 0.2%
Avery Dennison Corp.	5,003	1,127,626
Metals & Mining - 1.2%
Anglo American PLC (United Kingdom)	5,432	229,423
Cleveland-Cliffs, Inc. (a)	15,914	373,502
First Quantum Minerals Ltd.	63,022	1,312,740
Franco-Nevada Corp.	1,320	192,562
Freeport-McMoRan, Inc.	62,899	2,288,895
Newmont Corp.	9,678	561,227
Nucor Corp.	15,163	1,782,562
Rio Tinto PLC sponsored ADR	14,254	1,070,048
		7,810,959

TOTAL MATERIALS		18,645,710

REAL ESTATE - 0.4%
Equity Real Estate Investment Trusts (REITs) - 0.4%
American Tower Corp.	2,953	862,778
Equity Residential (SBI)	19,081	1,604,140
Lamar Advertising Co. Class A	2,400	273,192
Simon Property Group, Inc.	379	50,957
		2,791,067
Real Estate Management & Development - 0.0%
Realogy Holdings Corp. (a)	5,952	104,458

TOTAL REAL ESTATE		2,895,525

UTILITIES - 0.1%
Independent Power and Renewable Electricity Producers - 0.1%
Brookfield Renewable Corp.	14,545	637,414
TOTAL COMMON STOCKS
(Cost $331,829,111)		454,222,419

Fixed-Income Funds - 28.8%
Fidelity High Income Central Fund (d)	307,141	35,477,867
Fidelity Investment Grade Bond Central Fund (d)	1,312,922	151,852,605
TOTAL FIXED-INCOME FUNDS
(Cost $184,435,580)		187,330,472

Money Market Funds - 1.5%
Fidelity Cash Central Fund 0.06% (e)	8,361,033	8,362,705
Fidelity Securities Lending Cash Central Fund 0.06% (e)(f)	1,343,866	1,344,000
TOTAL MONEY MARKET FUNDS
(Cost $9,706,705)		9,706,705
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $525,971,396)		651,259,596
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(717,841)
NET ASSETS - 100%		$650,541,755

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $925,029 or 0.1% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases(a)	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$1,464,093	$130,085,214	$123,186,673	$4,334	$71	$--	$8,362,705	0.0%
Fidelity High Income Central Fund	16,228,233	17,754,194	724,193	1,386,556	21,005	2,198,628	35,477,867	1.5%
Fidelity Investment Grade Bond Central Fund	91,093,364	67,790,995	4,673,245	5,074,649	(148,436)	(2,210,073)	151,852,605	0.5%
Fidelity Securities Lending Cash Central Fund 0.06%	617,550	28,652,974	27,926,524	10,993	--	--	1,344,000	0.0%
Total	$109,403,240	$244,283,377	$156,510,635	$6,476,532	$(127,360)	$(11,445)	$197,037,177

 (a) Includes the value of shares purchased or redeemed through in-kind transactions, if applicable.

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$69,494,835	$69,494,835	$--	$--
Consumer Discretionary	65,401,800	59,074,885	6,326,915	--
Consumer Staples	14,742,342	10,613,139	4,129,203	--
Energy	19,753,513	19,753,513	--	--
Financials	56,703,392	56,703,392	--	--
Health Care	52,143,562	52,143,562	--	--
Industrials	39,617,811	37,515,481	2,102,330	--
Information Technology	114,186,515	114,186,515	--	--
Materials	18,645,710	18,416,287	229,423	--
Real Estate	2,895,525	2,895,525	--	--
Utilities	637,414	637,414	--	--
Fixed-Income Funds	187,330,472	187,330,472	--	--
Money Market Funds	9,706,705	9,706,705	--	--
Total Investments in Securities:	$651,259,596	$638,471,725	$12,787,871	$--

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

U.S. Government and U.S. Government Agency Obligations	13.3%
AAA,AA,A	3.6%
BBB	6.2%
BB	3.0%
B	1.6%
CCC,CC,C	1.1%
Not Rated	0.7%
Equities	70.1%
Short-Term Investments and Net Other Assets	0.4%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2021
Assets
Investment in securities, at value (including securities loaned of $1,331,200) — See accompanying schedule: Unaffiliated issuers (cost $331,829,111)	$454,222,419
Fidelity Central Funds (cost $194,142,285)	197,037,177
Total Investment in Securities (cost $525,971,396)		$651,259,596
Cash		244
Foreign currency held at value (cost $72)		72
Receivable for investments sold		57,659
Receivable for fund shares sold		566,187
Dividends receivable		433,112
Distributions receivable from Fidelity Central Funds		346
Other receivables		9,755
Total assets		652,326,971
Liabilities
Payable for fund shares redeemed	268,364
Accrued management fee	172,852
Collateral on securities loaned	1,344,000
Total liabilities		1,785,216
Net Assets		$650,541,755
Net Assets consist of:
Paid in capital		$506,988,305
Total accumulated earnings (loss)		143,553,450
Net Assets		$650,541,755
Net Asset Value, offering price and redemption price per share ($650,541,755 ÷ 44,293,540 shares)		$14.69

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2021
Investment Income
Dividends		$3,396,144
Income from Fidelity Central Funds (including $10,993 from security lending)		4,111,403
Total income		7,507,547
Expenses
Management fee	$1,614,868
Independent trustees' fees and expenses	1,942
Miscellaneous	184
Total expenses before reductions	1,616,994
Expense reductions	(25,667)
Total expenses after reductions		1,591,327
Net investment income (loss)		5,916,220
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	25,103,061
Fidelity Central Funds	(127,360)
Foreign currency transactions	(558)
Written options	268,949
Capital gain distributions from Fidelity Central Funds	2,365,129
Total net realized gain (loss)		27,609,221
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	62,272,957
Fidelity Central Funds	(11,445)
Assets and liabilities in foreign currencies	120
Total change in net unrealized appreciation (depreciation)		62,261,632
Net gain (loss)		89,870,853
Net increase (decrease) in net assets resulting from operations		$95,787,073

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2021	Year ended August 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,916,220	$3,152,225
Net realized gain (loss)	27,609,221	(9,227,182)
Change in net unrealized appreciation (depreciation)	62,261,632	62,226,297
Net increase (decrease) in net assets resulting from operations	95,787,073	56,151,340
Distributions to shareholders	(6,716,176)	(2,495,968)
Share transactions
Proceeds from sales of shares	303,344,722	285,534,285
Reinvestment of distributions	6,716,176	2,495,968
Cost of shares redeemed	(119,841,595)	(53,619,112)
Net increase (decrease) in net assets resulting from share transactions	190,219,303	234,411,141
Total increase (decrease) in net assets	279,290,200	288,066,513
Net Assets
Beginning of period	371,251,555	83,185,042
End of period	$650,541,755	$371,251,555
Other Information
Shares
Sold	22,618,354	26,811,172
Issued in reinvestment of distributions	510,364	234,527
Redeemed	(8,866,840)	(5,122,799)
Net increase (decrease)	14,261,878	21,922,900

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Puritan K6 Fund

Years ended August 31,	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$12.36	$10.26	$10.00
Income from Investment Operations
Net investment income (loss)B	.16	.16	.03
Net realized and unrealized gain (loss)	2.36	2.07	.24
Total from investment operations	2.52	2.23	.27
Distributions from net investment income	(.14)	(.13)	(.01)
Distributions from net realized gain	(.05)	–	–
Total distributions	(.19)	(.13)	(.01)
Net asset value, end of period	$14.69	$12.36	$10.26
Total ReturnC,D	20.55%	21.95%	2.65%
Ratios to Average Net AssetsE,F
Expenses before reductions	.32%	.32%	.31%G,H
Expenses net of fee waivers, if any	.32%	.32%	.31%G,H
Expenses net of all reductions	.31%	.32%	.31%G,H
Net investment income (loss)	1.17%	1.48%	1.62%G
Supplemental Data
Net assets, end of period (000 omitted)	$650,542	$371,252	$83,185
Portfolio turnover rateI,J	65%	67%	99%K

 A For the period June 14, 2019 (commencement of operations) to August 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H The size and fluctuation of net assets and expense amounts may cause ratios to differ from contractual rates.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2021

1. Organization.

Fidelity Puritan K6 Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity High Income Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of income and may also seek capital appreciation by investing primarily in debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.	Delayed Delivery & When Issued Securities Foreign Securities Loans & Direct Debt Instruments Restricted Securities	Less than .005%
Fidelity Investment Grade Bond Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of income by normally investing in investment–grade debt securities.	Delayed Delivery & When Issued Securities Futures Options Restricted Securities Swaps	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the investing fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying mutual funds or exchange-traded funds (ETFs), foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$130,609,279
Gross unrealized depreciation	(6,410,206)
Net unrealized appreciation (depreciation)	$124,199,073
Tax Cost	$527,060,523

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,405,934
Undistributed long-term capital gain	$16,948,036
Net unrealized appreciation (depreciation) on securities and other investments	$124,199,480

The tax character of distributions paid was as follows:

	August 31, 2021	August 31, 2020
Ordinary Income	$6,716,176	$ 2,495,968

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options".

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Puritan K6 Fund	330,095,819	315,432,420

Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Puritan K6 Fund	12,525,552	171,174,982

Prior Year Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Puritan K6 Fund	18,307,995	192,442,510

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .32% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Puritan K6 Fund	$3,252

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Puritan K6 Fund	4,623,471	5,558,506

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. Effective during January 2021, commitment fees are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Puritan K6 Fund	$184

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Puritan K6 Fund	$1,190	$986	$–

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $25,656 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $11.

10. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Puritan K6 Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Puritan K6 Fund (one of the funds constituting Fidelity Puritan Trust, referred to hereafter as the “Fund”) as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the two years in the period ended August 31, 2021 and for the period June 14, 2019 (commencement of operations) to August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the two years in the period ended August 31, 2021 and for the period June 14, 2019 (commencement of operations) to August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 14, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 313 funds. Mr. Chiel oversees 178 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Bettina Doulton (1964)

Year of Election or Appointment: 2021

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2021 to August 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During Period-B March 1, 2021 to August 31, 2021
Fidelity Puritan K6 Fund	.32%
Actual		$1,000.00	$1,120.30	$1.71
Hypothetical-C		$1,000.00	$1,023.59	$1.63

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Puritan K6 Fund voted to pay on October 11, 2021, to shareholders of record at the opening of business on October 8, 2021, a distribution of $0.403 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.043 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2021, $16,948,036, or, if subsequently determined to be different, the net capital gain of such year.

A total of 5.93% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 5%, 21%, 72%, and 72% of the dividends distributed in October, December, April, and July, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 6%, 24%, 85%, and 85% of the dividends distributed in October, December, April, and July, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 1%, 2%, 2%, and 2% of the dividends distributed in October, December, April, and July, respectively during the fiscal year as a section 199A dividend.

The fund designates 99.71% of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Puritan K6 Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net total return information for the fund and an appropriate benchmark index and peer group for the most recent one-year period ended September 30, 2020, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Puritan K6 Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods ended September 30 (June 30 for the period ended 2019) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked is also included in the chart and was considered by the Board.

Fidelity Puritan K6 Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020.

The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's unitary fee rate as well as other fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the fund, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the fund's total expense ratio ranked below the SLTG competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

PUR-K6-ANN-1021
1.9893909.102

Item 2.

Code of Ethics

As of the end of the period, August 31, 2021, Fidelity Puritan Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Balanced Fund, Fidelity Balanced K6 Fund, Fidelity Puritan Fund, and Fidelity Puritan K6 Fund (the “Funds”):

Services Billed by PwC

August 31, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Balanced Fund	$87,400	$6,700	$36,200	$2,400
Fidelity Balanced K6 Fund	$68,000	$5,400	$22,200	$1,900
Fidelity Puritan Fund	$119,000	$9,500	$90,600	$3,400
Fidelity Puritan K6 Fund	$71,200	$6,000	$21,200	$2,100

August 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Balanced Fund	$77,300	$7,100	$17,300	$2,900
Fidelity Balanced K6 Fund	$60,100	$5,500	$13,600	$2,200
Fidelity Puritan Fund	$118,900	$10,300	$204,000	$4,200
Fidelity Puritan K6 Fund	$68,800	$6,100	$15,800	$2,500

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	August 31, 2021A	August 31, 2020A
Audit-Related Fees	$8,959,700	$8,940,200
Tax Fees	$11,200	$20,800
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	August 31, 2021A	August 31, 2020A
PwC	$14,481,200	$14,333,700

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Puritan Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	October 21, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	October 21, 2021

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	October 21, 2021